                         Banc of America Securities LLC

                              Banc of America (Registered) [LOGO] (Service Mark)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$700,000,000 (approximately)

Delta Funding Home Equity Loan Trust 1999-3
Home Equity Loan Asset-Backed Certificates, Series 1999-3

Classes A-1F, A-2F, A-1A, IOF, M-1, M-2, and B

Delta Funding Corporation
(Seller and Servicer)

November 8, 1999

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                             Offered Certificates:

--------------------------------------------------------------------------------------------------------------------------

                                                          Est.        Final
                                                Est.     Prin.      Scheduled               Expected Ratings
              Approx.                           WAL      Window    Distribution ------------------------------------------
 Class          Size        Group     Type     (yrs)     (mos)        Date          S&P         Moody's    Duff & Phelps
--------------------------------------------------------------------------------------------------------------------------
A-1F        418,160,000(1)    F    Fxd- PT      3.31     1-215     10/15/2029       AAA           Aaa           AAA
A-2F         32,790,000(1)    F    Fxd- PT      3.31     1-215     10/15/2029       AAA           Aaa           AAA
A-1A        150,000,000(1)    A    FLT - PT     2.73     1-215     10/15/2029       AAA           Aaa           AAA
M-1          44,450,000       F    Fxd - Mez    5.96     38-171    11/15/2029        AA                          AA
M-2          24,850,000       F    Fxd - Mez    5.86     37-150    11/15/2029        A                           A
B            29,750,000       F    Fxd - Sub    5.53     37-131    11/15/2029       BBB-                        BBB-
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                                           Est.       Final
                                                Est.      Prin.     Scheduled                Expected Ratings
              Approx.                            WAL     Window   Distribution  ------------------------------------------
 Class          Size        Group     Type     (yrs)      (mos)       Date          S&P         Moody's    Duff & Phelps
--------------------------------------------------------------------------------------------------------------------------
A-1F        418,160,000(1)    F    Fxd- PT      3.04      1-99     10/15/2029       AAA           Aaa           AAA
A-2F         32,790,000(1)    F    Fxd- PT      3.04      1-99     10/15/2029       AAA           Aaa           AAA
A-1A        150,000,000(1)    A    FLT - PT     2.60      1-99     10/15/2029       AAA           Aaa           AAA
M-1          44,450,000       F    Fxd - Mez    5.44      38-99    11/15/2029        AA                          AA
M-2          24,850,000       F    Fxd - Mez    5.43      37-99    11/15/2029        A                           A
B            29,750,000       F    Fxd - Sub    5.37      37-99    11/15/2029       BBB-                        BBB-
--------------------------------------------------------------------------------------------------------------------------

(1) Priced to call. If the Optional Clean-Up Call is not exercised, the Class A-1F and Class A-2F Pass-Through Rates increase by 50 bp per annum and the Class A-1A margin will double.

All Offered Certificates will be subject to either the related Group A Net WAC Cap or the Group F Net WAC Cap. The Subordinate Certificates are priced with a fixed 7.60% Pass-Through Rate.

                                 Pricing Speed:
--------------------------------------------------------------------------------

Fixed-rate        115% PPC
Mortgage Loans
                  100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.4545% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Adjustable-rate   30% CPR
Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC will solely offer the interest-only Class IOF Certificate which accrue interest at a Pass-Through Rate of 6.00% per annum on its notional amount, initially $200,200,000 (approximately). See "Class IOF Notional Amount Schedule" for more detail.

Contact:    Banc of America Securities LLC
            Mortgage Trading/Syndicate      (704) 386-7744  (704) 335-5904 (Fax)
            Chris Hentemann                 (email: chrishe@ncmi.com)
            Alex Cha                        (email: alex.i.cha@ncmi.com)

            Mortgage Finance
            Shahid Quraishi                 (704) 388-9399
            Michael Schoffelen              (704) 386-0932
            Michael Tri                     (704) 388-8786
            Peter Faigl                     (704) 388-8245

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

Issuer:                                Delta Funding Home Equity Loan Trust
                                       1999-3

Seller and Servicer:                   Delta Funding Corporation

Successor Servicer:                    Norwest Bank Minnesota, N.A. (and will
                                       have the ability to appoint a Successor
                                       Servicer other than itself)

Trustee and Custodian:                 Banc One, NA

Class A Certificate Insurer:           MBIA Insurance Corporation

Securities Administrator:              Norwest Bank Minnesota, N.A.

Rating Agencies:                       S&P, Duff & Phelps, Moody's (Moody's will
                                       be rating the Class A Certificates only)

Underwriters:                          Banc of America Securities LLC (lead
                                       manager)
                                       Greenwich Capital Markets, Inc.
                                       Lehman Brothers Inc.
                                       Credit Suisse First Boston Corporation

Expected Settlement Date:              November 30, 1999 through DTC, Euroclear
                                       and Cedelbank

Distribution Date:                     15th of each month, or the next
                                       succeeding Business Day (First
                                       Distribution Date: December 15, 1999)

Record Date:                           The last Business Day in the month
                                       preceding the applicable Distribution
                                       Date, or the Business Day immediately
                                       preceding the applicable Distribution
                                       Date in the case of the Class A-1A
                                       Certificates

Statistic Calculation Date:            The close of business September 30, 1999

Cut-Off Date:                          The close of business October 31, 1999,
                                       or the origination date of a Mortgage
                                       Loan if that date is later than October
                                       31

Delay Days:                            14 days for the Group F Certificates and
                                       0 days in the case of the Class A-1A
                                       Certificates

Day Count:                             30/360 for the Group F Certificates and
                                       Actual/360 in the case of the Class A-1A
                                       Certificates

Servicing Fee:                         0.50% of the Aggregate Principal Balance
                                       of the Mortgage Loans

Optional Clean-Up Call:                Any Distribution Date on or after which
                                       the Aggregate Principal Balance of the
                                       Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date plus the Prefunding Amount
                                       ("Cut-Off Date Pool Principal Balance")

Denomination:                          $25,000 and multiples of $1,000 in excess
                                       thereof

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          SUMMARY OF TERMS - continued

SMMEA Eligibility:                     The Offered Certificates will not be
                                       SMMEA eligible

ERISA Eligibility:                     The Senior Certificates may be ERISA
                                       eligible

Tax Status:                            The Offered Certificates will be
                                       designated as regular interests in a
                                       REMIC and, as such, will be treated as
                                       debt instruments of a REMIC for federal
                                       income tax purposes.

Initial Mortgage Loan Pool:            o  The collateral information presented
                                          in the term sheet regarding the
                                          Mortgage Pool is based on the Initial
                                          Mortgage Loans as of the Statistic
                                          Calculation Date

                                       o  Consists of fixed and adjustable rate
                                          closed-end mortgage loans, which
                                          accrue interest on an actuarial basis
                                          and are secured by 1st and 2nd lien,
                                          level pay and balloon mortgages on
                                          primarily 1-4 family properties

                                       o  The Mortgage Loan Pool will be divided
                                          into three Loan Groups:

                                          -  Loan Group F1: Consists of all
                                             agency conforming Mortgage Loans
                                             which accrue interest at a
                                             fixed-rate

                                          -  Loan Group F2: Consists of all
                                             nonconforming Mortgage Loans which
                                             accrue interest at a fixed rate

                                          -  Loan Group A: Consists of all
                                             Mortgage Loans which accrue
                                             interest at an adjustable-rate

                                       o  Loan Group F will consist of Loan
                                          Group F1 and Loan Group F2

                                       o  For collateral statistics please see
                                          the Description of the Collateral
                                          below

                                       o  Between the Statistic Calculation Date
                                          and the Closing Date the Seller
                                          expects to deposit additional Mortgage
                                          Loans in each Loan Group

Prefunding Amount                      At closing the Seller will deposit up to
                                       the difference between $700,000,000 and
                                       the aggregate principal balances of the
                                       Initial Mortgage Loans (including the
                                       additional Mortgage Loans referenced in
                                       the last paragraph under the heading
                                       "Initial Mortgage Loan Pool") as of the
                                       Cutoff Date into three separate
                                       prefunding accounts to be used to acquire additional Mortgage Loans from the Seller during the prefunding period. At closing the Seller will also deposit funds into the Capitalized Interest Accounts established for each of the Loan Groups to cover interest shortfalls during the prefunding period due to the prefunding feature. The prefunding period terminates at the latest on the close of business
                                       December 30, 1999

Credit Enhancement:                    o  (i) the use of excess interest to
                                          cover losses and to create
                                          Overcollateralization, (ii)
                                          Crosscollateralization of the three
                                          loan groups, (iii) subordination of
                                          distributions on the class or classes
                                          of certificates with lower relative
                                          payment priorities, (iv) for the Class
                                          A Certificates only, the financial
                                          guaranty insurance policies from MBIA.
                                          The Class M-1, Class M-2 and Class B
                                          Certificates are not covered by the
                                          financial guaranty insurance policies.
                                          Please refer to "Credit Enhancement -
                                          Senior/Subordinate and Wrap Structure"

Servicer Termination Test:             The Servicer Termination Test is failed
                                       if the Cumulative Net Losses for the
                                       Mortgage Loans exceed 4.77% of the
                                       aggregate Original Class Principal
                                       Balance of
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                                       the Offered Certificates:

                          SUMMARY OF TERMS - continued

Monthly Servicer Advances:             (1) the Servicer pays all "out-of-pocket"
                                           expenses to service the loans

                                       (2) the Servicer is required to advance
                                           scheduled principal and interest (net
                                           of the Servicing Fee) for any
                                           delinquent Mortgage Loan until such
                                           loan becomes a Liquidated Mortgage
                                           Loan, but is not required to make any
                                           advance which the Servicer deems to
                                           be nonrecoverable

                                       (3) the Servicer's right of reimbursement
                                           for servicing advances is limited to
                                           late collections of interest on the
                                           Mortgage Loan, released property
                                           proceeds, and liquidation and
                                           insurance proceeds on the related
                                           Mortgage Loan. The Servicer's right
                                           to reimbursement is senior to the
                                           rights of the Certificateholders

Compensating Interest:                 (1) the Servicer will be required to
                                           remit 30 days' interest on the
                                           Principal Balance of any mortgage
                                           loan prepaid in full minus i) the
                                           related Servicing Fee, and ii) any
                                           interest actually paid in connection
                                           with such prepayment up to the amount
                                           of the Servicing Fee with respect to
                                           the related due period

                                       (2) has no right of reimbursement for
                                           Compensating Interest

                                       The Servicer's obligation with respect to Compensating Interest on prepaid mortgage loans is capped at the aggregate Servicing Fee for the related due period

Servicer Events of Default:            o   (A) any failure by the Servicer to
                                           make any required Monthly Advance or
                                           (B) any other failure of the Servicer
                                           to deposit in the Collection Account
                                           or the Distribution Account any
                                           deposit required to be made under the
                                           Agreement, which failure continues
                                           unremedied for three Business Days
                                           after payment was required to be
                                           made;

                                       o   any failure by the Servicer duly to
                                           observe or perform in any material
                                           respect any other of its covenants or
                                           agreements in the Pooling and
                                           Servicing Agreement which, in each
                                           case, materially and adversely
                                           affects the interests of the
                                           Certificateholders and continues
                                           unremedied for 30 days after
                                           knowledge or the giving of written
                                           notice of such failure to the
                                           Servicer by the Trustee or the
                                           Securities Administrator, or to the
                                           Servicer, the Securities
                                           Administrator and the Trustee by
                                           Certificateholders evidencing at
                                           least 25% of the Voting Rights;

                                       o   any failure by the Servicer to make
                                           any required Servicing Advance, which
                                           failure continues unremedied for a
                                           period of 30 days after knowledge or
                                           the giving of written notice of such
                                           failure to the Servicer by the
                                           Trustee or the Securities
                                           Administrator, or the Servicer, the
                                           Securities Administrator and the
                                           Trustee by Certificateholders
                                           evidencing at least 25% of the Voting
                                           Rights;

                                       o   certain events of insolvency,
                                           readjustment of debt, marshalling of
                                           assets and liabilities or similar
                                           proceedings related to the Servicer
                                           and certain actions by the Servicer
                                           indicating insolvency, reorganization
                                           or inability to pay its obligations;
                                           and

                                       o   failure of Servicer Termination Test

                                       If any Monthly Advance is not made by
                                       12:00 noon, New York City time, on the

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                                       second Business Day preceding the
                                       applicable Distribution Date, the
                                       Successor Servicer will immediately
                                       assume the advancing obligation of the
                                       Servicer.

                                       Notwithstanding anything to the contrary in the Prospectus, pursuant to the terms of the Agreement, within ninety (90) days of the removal of the Servicer, Norwest Bank will be the Successor Servicer and will assume all of the rights and obligations of the Servicer.

                             INTEREST DISTRIBUTIONS

Group F Certificates and               o   For any Distribution Date, interest
Subordinate Certificates:                  accrues during the calendar month
                                           prior to the current Distribution
                                           Date on a 30/360 basis at the
                                           respective fixed pass-through rate

                                       o   Interest is paid monthly on the
                                           Distribution Date

                                       o   Any interest due but unpaid from a
                                           prior Distribution Date will also be
                                           due on the next Distribution Date,
                                           together with accrued interest
                                           thereon at the applicable
                                           Pass-Through Rate

                                       o   The interest entitlement is reduced
                                           by a pro rata share of interest
                                           shortfalls due to the application of
                                           the Soldiers' and Sailors' Civil
                                           Relief Act of 1940 and any prepayment
                                           interest shortfalls not covered by
                                           Compensating Interest

Group A Certificates:                  o   For any Distribution Date, interest
                                           accrues from the last Distribution
                                           Date to the day preceding the current
                                           Distribution Date on an Actual/360
                                           basis at the Class A-1A Pass-Through
                                           Rate

                                       o   The Class A-1A Pass-Through Rate is
                                           equal to the least of (a) 1 month
                                           LIBOR plus the applicable margin, (b)
                                           14 % and (c) the Group A Net WAC Cap.
                                           The lesser of (a) and (b) is called
                                           the "Formula Rate".

                                       o   Interest is paid monthly on the
                                           Distribution Date

                                       o   Any interest due but unpaid from a
                                           prior Distribution Date will also be
                                           due on the next Distribution Date,
                                           together with accrued interest
                                           thereon at the applicable
                                           Pass-Through Rate

                                       o   The interest entitlement is reduced
                                           by a pro rata share of interest
                                           shortfalls due to the application of
                                           the Soldiers' and Sailors' Civil
                                           Relief Act of 1940 and any prepayment
                                           interest shortfalls not covered by
                                           Compensating Interest

Step-up Coupons:                       If the Optional Clean-up Call is not
                                       exercised, the Class A-1F and Class A-2F
                                       Pass-Through Rates will increase by 0.50% and the margin on the Class A-1A
                                       Certificates will double

LIBOR Carryover:                       If the Class A-1A Pass-Through Rate is
                                       reduced to the Group A Net WAC Cap, any
                                       interest which would have accrued at the Formula Rate but is unpaid due to the application of the Group A Net WAC Cap will be payable on the next Distribution
                                       Date, together with accrued interest
                                       thereon at the then current Class A-1A
                                       Pass-Through Rate, to the extent of
                                       Available Funds therefor and in the
                                       priority specified herein. The
                                       Certificate Insurance Policies do not
                                       cover the payment of LIBOR Carryover.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                        INTEREST DISTRIBUTIONS-continued

Net Rate Cap Carryover:                As to any Distribution Date and the Group
                                       F Certificates, the sum of

                                       1.  The excess, if any , of the related
                                           current interest amount accrued
                                           during the related accrual period,
                                           calculated at the applicable
                                           Pass-Through Rate (without regard to
                                           the Available Funds Cap), over the
                                           related current interest amount
                                           accrued during the related accrual
                                           period for such Distribution Date,

                                       2.  Any Net Rate Cap Carryover remaining
                                           unpaid from prior Distribution Dates
                                           and,

                                       3.  30 days' interest on the amount in
                                           clause (1) calculated at the
                                           applicable Pass-Through Rate (without
                                           regard to the Available Funds Cap).

                                       The Certificate Insurance Policies do not cover the payments of the Net Rate Cap Carryover

Group F Net WAC Cap:                   The Group F Net WAC Cap for any
                                       Distribution Date equals the lesser of:
                                       (A) the Group F Net WAC, and (B) the
                                       Group A Net WAC Cap

                                       The Group F Net WAC for any Distribution
                                       Date equals

                                       (A) the Group F Net Loan Rate minus

                                       (B) (i) the sum of the Class A-1F and the
                                           Class A-2F Principal Balances,
                                           divided by (ii) the Loan Group F
                                           Principal Balance, multiplied by
                                           (iii) the Certificate Insurance Fee
                                           rate minus

                                       (C) (x) the Class IOF Notional Balance,
                                           divided by (y) the Loan Group F
                                           Principal Balance, and (z) multiplied
                                           by 6%

Group A Net WAC Cap:                   The Group A Net WAC Cap for any
                                       Distribution Date equals the Group A Net
                                       Loan Rate minus (A) (i) Class A-1A
                                       Principal Balance, divided by (ii) the
                                       Loan Group A Principal Balance,
                                       multiplied by the Certificate Insurance
                                       Fee rate

The Net Loan Rate for each Loan Group is equal to (a) the weighted average Mortgage Rate of all loans in such Loan Group for the related Due Period minus
(b) the sum of the Securities Administrator Fee rate and the Servicing Fee rate

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS

Group F Certificates:                  Class A-1F, Class A-2F and Class IOF
                                       Certificates

Group A Certificates:                  Class A-1A Certificates

Senior Certificates:                   Class A-1F, Class A-2F, Class IOF and
                                       Class A-1A Certificates

Subordinate Certificates:              Class M-1, Class M-2 and Class B
                                       Certificates

Principal Payments:                    Payments of principal to each Group of
                                       Certificates are derived primarily from
                                       collections of principal on the related
                                       Loan Group

Priority of Principal Payments:        Prior to month 37 (or while a Delinquency
                                       Event is in effect):

                                       -   100% of principal will be allocated
                                           to the Senior Certificates

                                       Beginning in month 37 (and while no
                                       Delinquency Event is in effect):

                                       -   Principal will be allocated between
                                           the Senior Certificates and the
                                           Subordinate Certificates to maintain
                                           the credit enhancement levels
                                           (including overcollateralization) at
                                           twice their respective initial target
                                           percentages of the then current Pool
                                           Principal Balance

Senior Principal Distribution          As to (a) any Distribution Date prior to
Amount (Senior PDA):                   the Stepdown Date or during the
                                       continuation of a Delinquency Event, the lesser of (1) 100% of the Principal
                                       Distribution Amount and (2) the aggregate
                                       Class Principal Balance of the Senior
                                       Certificates, and (b) any other
                                       Distribution Date, an amount equal to the excess, if any, of (x) the aggregate
                                       Class Principal Balance of the Senior
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) 69.00% of the Pool Balance as of the last day of the related Due Period and
                                       (B) the Pool Balance as of the last day
                                       of the related Due Period minus the OC
                                       Floor.

Adjusted Senior Principal              As to any Distribution Date, the excess
Distribution Amount:                   of (a) the Senior PDA for such
                                       Distribution Date over (b) the Group A
                                       PDA for such Distribution Date.

Allocation of Principal                The Group A Principal Distribution Amount
Among Group A Certificates:            ("Group A PDA") equals the lesser of (A)
                                       the greater of:

                                           -  The Group A Parity Amount

                                           -  The Senior PDA multiplied by the
                                       Class A-1A Pro Rata Percentage or (B) the
                                       Senior PDA

                                       The Group A Parity Amount for any
                                       Distribution Date equals (a) the Class
                                       A-1A Principal Balance as of the
                                       preceding Distribution Date, minus (b)
                                       the Loan Group A Principal Balance at the end of the related Due Period

                                       The Class A-1A Pro Rata Percentage equals
                                       (a) the Class A-1A Principal Balance,
                                       divided by (b) the aggregate Principal
                                       Balance of the Senior Certificates, each as of the end of the preceding Distribution Date

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                        PRINCIPAL DISTRIBUTIONS-continued

Allocation of Principal                The Class A-1F Principal Distribution
Among Group F Certificates:            Amount ("Class A-1F PDA") equals the
                                       lesser of (A) the greater of:

                                           - The Group F1 Parity Amount

                                           - The Adjusted Senior PDA multiplied
                                             by the Class A-1F Pro Rata
                                             Percentage

                                       or (B) the Adjusted Senior PDA

                                       The Group F1 Parity Amount for any
                                       Distribution Date equals (a) the Class
                                       A-1F Principal Balance as of the
                                       preceding Distribution Date, minus (b)
                                       the Loan Group F1 Principal Balance at
                                       the end of the related Due Period

                                       The Class A-1F Pro Rata Percentage equals
                                       (a) the Class A-1F Principal Balance,
                                       divided by (b) the aggregate Principal
                                       Balance of the Class A-1F and Class A-2F
                                       Certificates, each as of the end of the
                                       preceding Distribution Date

                                       The Class A-2F PDA equals the Adjusted
                                       Senior PDA less the Class A-1F PDA.

Allocation of Principal Between the    Senior PDA is paid concurrently as
Senior Certificates:                   follows:

                                       1.  The Group A PDA to the Class A-1A

                                       2.  The Class A-1F PDA to the Class A-1F

                                       3.  The Class A-2F PDA to the Class A-2F

                       CLASS IOF NOTIONAL AMOUNT SCHEDULE

--------------------------------------------------------------------------------
There will be a AAAr/Aaa/AAA rated interest-only class (Class IOF), offered solely by BAS, relating to Loan Group F Pool with a coupon of 6.0% for the first 36 months and 0.0% for months 37 and beyond. The notional amount of Class IOF is equal to the lesser of (i) the aggregate principal balance of the mortgage loans in Loan Group F and (ii) the following schedule:

                    Distribution Dates       Notional Amount
                    ------------------       ---------------

                    1-3                      200,200,000
                    4-6                      187,400,000
                    7-9                      169,500,000
                    10-12                    147,600,000
                    13-15                    126,400,000
                    16-18                    108,200,000
                    19-21                     92,700,000
                    22-24                     79,400,000
                    25-27                     68,000,000
                    28-30                     58,200,000
                    31-33                     49,900,000
                    34-36                     42,800,000
                    37 and thereafter                  0

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                             DISTRIBUTION PRIORITIES

On each Distribution Date the Trustee will apply the Available Funds from each Loan Group in the following order of priority, in each case, to the extent of funds remaining:

Loan Group F1:                         1.  To pay the Securities Administrator
                                           Fee for Loan Group F1.

                                       2.  To pay the Certificate Insurer Fee on
                                           the Class A-1F Certificates.

                                       3.  To pay all accrued and unpaid
                                           interest amounts on the Class A-1F
                                           Certificates.

                                       4.  The remaining amount pursuant to
                                           "Remaining Amounts" below.

Loan Group F2:                         1.  To pay the Securities Administrator
                                           Fee for Loan Group F2.

                                       2.  To pay the Certificate Insurer Fee on
                                           the Class A-2F Certificates.

                                       3.  To pay all accrued and unpaid
                                           interest amounts on the Class A-2F
                                           Certificates.

                                       4.  The remaining amount pursuant to
                                           "Remaining Amounts" below.

Loan Group A:                          1.  To pay the Securities Administrator
                                           Fee for Loan Group A.

                                       2.  To pay the Certificate Insurer Fee on
                                           the Class A-1A Certificates.

                                       3.  All accrued and unpaid interest
                                           amounts the Class A-1A Certificates.

                                       4.  The remaining amount pursuant to
                                           "Remaining Amounts" below.

Remaining Amounts:                     1.  Concurrently, to the Senior
                                           Certificates in all Certificate
                                           Groups, the related accrued and
                                           unpaid interest amounts not yet paid.

                                       2.  Sequentially, to the Class M-1, Class
                                           M-2 and Class B Certificates, the
                                           related current interest amount
                                           accrued during the related interest
                                           accrual period.

                                       3.  To the Senior Certificates, the
                                           Senior Principal Distribution Amount,
                                           excluding any Subordination Increase
                                           Amounts allocated as described under
                                           "Principal Distribution" on the
                                           previous page.

                                       4.  To the Certificate Insurer, the
                                           amount owing under the Insurance
                                           Agreement as reimbursement for prior
                                           draws on the Policies with respect to
                                           each Certificate Group.

                                       5.  Sequentially, to the Class M-1, Class
                                           M-2 and Class B Certificates, the
                                           related class principal distribution
                                           amount, excluding any Subordination
                                           Increase Amounts.

                                       6.  To the Offered Certificates, the
                                           Subordination Increase Amount,
                                           allocated in the same manner as the
                                           principal distribution amount.

                                       7.  To Class M-1, any related Class
                                           Interest Carryover Shortfall and then
                                           any related Class Principal Carryover
                                           Shortfall.

                                       8.  To Class M-2, any related Class
                                           Interest Carryover Shortfall and then
                                           any related Class Principal Carryover
                                           Shortfall.

                                       9.  To Class B, any related Class
                                           Interest Carryover Shortfall and then
                                           any related Class Principal Carryover
                                           Shortfall.

                                       10. To the Class A-1A Certificates, the
                                           lesser of the LIBOR Carryover and the

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                                           Available LIBOR Carryover Amount from
                                           the LIBOR Carryover Fund.

                                       11. Concurrently, the Class A-1F and the
                                           Class A-2F and then sequentially to
                                           the Subordinate Certificates, the
                                           related Net Rate Cap Carryover from
                                           the Net Rate Cap Fund.

                                       12. To the Residual Certificates , any
                                           remaining amounts.

             CREDIT ENHANCEMENT - Senior/Subordinate & Wrap Structure

Overcollateralization:                 -   Initial OC:        0.00%
                                       -   Initial Target OC: 1.35% of Cut-Off
                                           Date Pool Principal Balance
                                       -   OC Floor:          0.50% of Cut-Off
                                           Date Pool Principal Balance

                                       After the Stepdown Date the Target OC
                                       will be the lesser of 2.70% of the
                                       outstanding Pool Principal Balance or the Initial Target OC subject to the OC Floor.

                                       If a Cumulative Loss Event is in effect, the Target OC will equal the Initial Target OC

                                       If a Delinquency Event is in effect, the Target OC will equal the Target OC as of the preceding Distribution Date

Credit Support Percentage:                 Initial                    After
                                           Credit                    Stepdown
                                           Support                     Date
                                       ---------------               --------
                                       Rating   Percent      Rating  Percent
                                       ------   -------      ------  -------
                                       AAA       14.15%      AAA      31.00%
                                       AA         7.80%      AA       18.30%
                                       A          4.25%      A        11.20%
                                       BBB-          0%      BBB-      2.70%(1)

                                       (1) Consists of the Target OC and assumes
                                           no Delinquency Event in effect

Cross-collateralization:               (i)   Interest collections on the Group
                                             F1 loans will be available to build
                                             OC and cover certain shortfalls on
                                             the Class A-2F and Class A-1A
                                             Certificates

                                       (ii)  Interest collections on the Group
                                             F2 loans will be available to build
                                             OC and cover certain shortfalls on
                                             the Class A-1F and Class A-1A
                                             Certificates

                                       (iii) Interest collections on the Group A
                                             loans will be available to build OC
                                             and cover certain shortfalls on the
                                             Class A-1F and Class A-2F
                                             Certificates after covering certain
                                             amounts in the related Certificate
                                             Group.

Certificate Insurance                  MBIA Insurance Corporation will guarantee
Policies:                              the timely interest and ultimate payment
                                       of principal on the Class A Certificates only. The Class M-1, Class M-2 and Class
                                       B Certificates are not covered by the
                                       financial guaranty insurance policies.

Stepdown Date:                         The later to occur of (x) the earlier to
                                       occur of (A) the Distribution Date in
                                       December 2002 and (B) the Distribution
                                       Date on which the aggregate Class
                                       Principal Balance of the Senior
                                       Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is at least equal

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                                       to 31.00%.

Senior Enhancement                     As to any Distribution Date, the
Percentage:                            percentage equivalent of a fraction, the
                                       numerator of which is the sum of (1) the aggregate Class Principal Balance of the Subordinate Certificates and (2) the
                                       Overcollateralization Amount (in each
                                       case after taking into account the
                                       distribution of the Principal
                                       Distribution Amount on such Distribution
                                       Date) and the denominator of which is the Pool Balance as of the last day of the related Due Period.

       CREDIT ENHANCEMENT - Senior/Subordinate & Wrap Structure (continued)

Delinquency Event:                     In effect on any Distribution Date on
                                       which the 3 month rolling average of the Delinquency Percentage exceeds 50% of the Senior Enhancement Percentage

Delinquency Percentage:                The ratio of (a) the aggregate Principal
                                       Balance of Mortgage Loans which are (1)
                                       60 or more days delinquent or (2) in
                                       bankruptcy or foreclosure or (3) secured by REO properties divided by (b) the aggregate Principal Balance of all the Mortgage Loans

Cumulative Loss Event:                 In effect if the cumulative net losses
                                       for the applicable Distribution Date
                                       exceed the following percentages of the
                                       Cut-Off Date Pool Principal Balance:

                                                Distribution     Cumulative
                                                    Date         Net Losses
                                                    ----         ----------
                                                  37 - 48            2.00%
                                                  49 - 60            2.40%
                                                  61 - 72            2.70%
                                                  73 - 84            2.85%
                                                   85 on             3.00%

Allocation of Losses:                  Losses not otherwise covered by the
                                       available credit enhancement will be
                                       allocated in reduction of the Class
                                       Principal Balance of the most subordinate class then outstanding (i.e. first to the Class B, then Class M-2, and then Class
                                       M-1)

                                       Any such allocated losses increase the
                                       Principal Carryover Shortfall for such
                                       Class. Such Principal Carryover Shortfall amounts will be paid on later
                                       Distribution Dates to the extent of
                                       Available Funds therefor and in the
                                       priority set forth above

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            Total Mortgage Loan Pool

Summary

                                                  Total    Minimum      Maximum
                                                  -----    -------      -------
--------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance   389,420,426.21
Number of Loans                                     4,932
Average Original Loan Balance                   79,076.51   6,180.00  425,000.00
Average Current Loan Balance                    78,957.91   5,962.72  424,426.61
Weighted Average Combined Original LTV             74.14%      5.05%      90.00%
Weighted Average Gross Coupon                     10.386%     7.300%     16.990%
Weighted Average Remaining Term to
  Maturity (months)                                   325         57         360
Weighted Average Original Term (months)               327         60         360
Weighted Average FICO Credit Score*                   617        440         900
--------------------------------------------------------------------------------
*     Based upon FICO Credit Score available on 82.75% of Total Mortgage Loans.
--------------------------------------------------------------------------------
                                                         Percent of Statistic
                                                           Calculation Date
                                   Range                   Principal Balance
                                   -----                   -----------------
Fully Amortizing Mortgage Loans                                 98.40%
Balloon Mortgage Loans                                           1.60%

Lien Position                      First                        93.92%
                                   Second                        6.08%

Property Type                      Single Family                73.75%
                                   2-4 Family                   18.13%
                                   5-8 Family                    2.73%
                                   Condominium                   3.13%
                                   Mobile Home                   0.32%
                                   Mixed Use                     1.93%

Occupancy Status                   Owner Occupied               89.80%
                                   Non-Owner Occupied           10.20%

Geographic Distribution            New York                     36.45%
                                   Ohio                         11.97%
                                   New Jersey                    9.06%
                                   Pennsylvania                  7.23%
                                   Illinois                      4.86%

Largest Zip Code Concentration     11207                         0.96%

Loans with Prepayment Penalties                                 80.88%

Credit Grade**                     A                            57.23%
                                   B                            20.62%
                                   C                            17.27%
                                   D                             4.88%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Delinquency                        30 - 59 days                  1.55%
--------------------------------------------------------------------------------
** Credit Grade stratification above is based upon Delta's Underwriting Guidelines and Criteria.

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F1

Summary

                                                    Total    Minimum     Maximum
                                                    -----    -------     -------
--------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance   288,462,396.26
Number of Loans                                     3,813
Average Original Loan Balance                   75,786.94   6,180.00  356,250.00
Average Current Loan Balance                    75,652.35   5,962.72  355,994.23
Weighted Average Combined Original LTV             73.21%      5.05%      90.00%
Weighted Average Gross Coupon                     10.354%     7.350%     16.990%
Weighted Average Remaining Term to
  Maturity (months)                                   315         57         360
Weighted Average Original Term (months)               317         60         360
Weighted Average FICO Credit Score*                   621        441         900
--------------------------------------------------------------------------------
* Based upon FICO Credit Score available on 83.28% of Loan Group F1 mortgage loans.
--------------------------------------------------------------------------------
                                                         Percent of Statistic
                                                           Calculation Date
                                   Range                   Principal Balance
                                   -----                   -----------------
Fully Amortizing Mortgage Loans                                 98.26%
Balloon Mortgage Loans                                           1.74%

Lien Position                      First                        92.37%
                                   Second                        7.63%

Property Type                      Single Family                71.52%
                                   2-4 Family                   21.78%
                                   5-8 Family                    3.70%
                                   Condominium                   2.59%
                                   Mobile Home                   0.42%

Occupancy Status                   Owner Occupied               89.30%
                                   Non-Owner Occupied           10.70%

Geographic Distribution            New York                     44.10%
                                   New Jersey                    8.61%
                                   Ohio                          8.46%
                                   Pennsylvania                  7.18%
                                   Illinois                      3.64%

Largest Zip Code Concentration     11203                         1.23%

Loans with Prepayment Penalties                                 78.51%

Credit Grade**                     A                            59.82%
                                   B                            19.41%
                                   C                            16.01%
                                   D                             4.76%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Delinquency                        30 - 59 days                  1.36%
--------------------------------------------------------------------------------
** Credit Grade stratification above is based upon Delta's Underwriting Guidelines and Criteria.

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F1

      Statistic Calculation Date Principal Balances

         Range of                    Number of                                           Percentage of
Statistic Calculation Date   Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
    Principal Balances           Mortgage Loans          Principal Balance            Principal Balance
    ------------------           --------------          -----------------            -----------------
$      0.01 - $ 25,000.00                  417           $  8,085,877.63                     2.80%
$ 25,000.01 - $ 50,000.00                1,137             43,261,152.92                     15.00
$ 50,000.01 - $ 75,000.00                  823             51,145,708.17                     17.73
$ 75,000.01 - $100,000.00                  490             42,784,953.21                     14.83
$100,000.01 - $125,000.00                  307             34,371,866.95                     11.92
$125,000.01 - $150,000.00                  243             33,523,625.53                     11.62
$150,000.01 - $175,000.00                  151             24,530,265.98                      8.50
$175,000.01 - $200,000.00                  128             23,969,225.78                      8.31
$200,000.01 - $225,000.00                   67             14,179,767.76                      4.92
$225,000.01 - $250,000.00                   33              7,737,030.60                      2.68
$250,000.01 - $275,000.00                   10              2,627,162.17                      0.91
$275,000.01 - $300,000.00                    2                575,729.94                      0.20
$300,000.01 - $325,000.00                    2                608,736.17                      0.21
$325,000.01 - $350,000.00                    1                349,579.08                      0.12
$350,000.01 - $375,000.00                    2                711,714.37                      0.25
                             ---------------------------------------------------------------------
             TOTAL                       3,813           $288,462,396.26                   100.00%

      Original Combined Loan-to-Value Ratios

                                    Number of                                            Percentage of
Range of Original Combined   Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
   Loan-to-Value Ratios         Mortgage Loans            Principal Balance           Principal Balance
   --------------------         --------------            -----------------           -----------------
       5.01% - 10.00%                       7             $     168,339.98                    0.06%
      10.01% - 15.00%                       6                   158,365.25                     0.05
      15.01% - 20.00%                      28                 1,150,107.24                     0.40
      20.01% - 25.00%                      41                 1,317,276.19                     0.46
      25.01% - 30.00%                      53                 2,206,749.39                     0.77
      30.01% - 35.00%                      68                 3,194,327.46                     1.11
      35.01% - 40.00%                      68                 3,667,571.54                     1.27
      40.01% - 45.00%                      99                 5,296,747.68                     1.84
      45.01% - 50.00%                     121                 6,841,925.87                     2.37
      50.01% - 55.00%                     132                 8,272,935.83                     2.87
      55.01% - 60.00%                     219                13,567,911.60                     4.70
      60.01% - 65.00%                     293                19,242,839.94                     6.67
      65.01% - 70.00%                     519                35,189,348.12                    12.20

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

      70.01% - 75.00%                     440                35,346,027.22                    12.25
      75.01% - 80.00%                     957                77,454,132.23                    26.85
      80.01% - 85.00%                     451                41,497,813.49                    14.39
      85.01% - 90.00%                     311                33,889,977.23                    11.75
                             ----------------------------------------------------------------------
          TOTAL                         3,813             $ 288,462,396.26                  100.00%


                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F1

      Geographic Distribution

                                     Number of                                            Percentage of
                              Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
Geographic Distribution          Mortgage Loans            Principal Balance           Principal Balance
-----------------------          --------------            -----------------           -----------------
       New York                          1,243             $ 127,208,457.35                   44.10%
       New Jersey                          251                24,850,075.13                     8.61
       Ohio                                392                24,395,942.41                     8.46
       Pennsylvania                        412                20,725,463.97                     7.18
       Illinois                            143                10,487,466.96                     3.64
       Massachusetts                       129                10,134,673.67                     3.51
       Georgia                             161                 9,245,398.17                     3.21
       Florida                             151                 8,400,829.01                     2.91
       Michigan                            153                 7,609,396.61                     2.64
       North Carolina                      109                 6,870,113.81                     2.38
       Indiana                              91                 5,625,692.92                     1.95
       Tennessee                            86                 5,213,752.76                     1.81
       Missouri                             71                 3,844,592.91                     1.33
       Maryland                             49                 2,833,907.14                     0.98
       Virginia                             45                 2,673,335.86                     0.93
       Connecticut                          34                 2,537,517.17                     0.88
       Louisiana                            53                 2,092,378.19                     0.73
       New Hampshire                        26                 1,394,038.53                     0.48
       Delaware                             14                 1,333,622.99                     0.46
       Arkansas                             28                 1,319,735.98                     0.46
       Maine                                17                 1,144,453.67                     0.40
       Rhode Island                         17                 1,122,616.11                     0.39
       Kentucky                             21                 1,112,689.91                     0.39
       Mississippi                          23                   930,495.79                     0.32
       South Carolina                       16                   900,669.61                     0.31
       Texas                                10                   608,645.27                     0.21
       West Virginia                         9                   552,555.64                     0.19
       Arizona                              11                   529,682.47                     0.18
       Oklahoma                             10                   454,512.37                     0.16
       Washington                            6                   446,985.56                     0.15
       Colorado                              6                   347,103.71                     0.12
       Wisconsin                             6                   327,584.02                     0.11
       California                            3                   297,783.36                     0.10
       Minnesota                             3                   187,077.45                     0.06
       Nevada                                2                   151,822.52                     0.05
       New Mexico                            3                   136,038.41                     0.05

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

       District of Columbia                  1                   109,502.42                     0.04
       Oregon                                2                   108,016.75                     0.04
       Wyoming                               3                   105,614.45                     0.04
       Montana                               1                    46,963.54                     0.02
       Kansas                                2                    45,191.69                     0.02
                             -----------------------------------------------------------------------
            TOTAL                        3,813             $ 288,462,396.26                  100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F1

      Statistic Calculation Date Loan Rates

         Range of                   Number of                                            Percentage of
Statistic Calculation Date   Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
        Loan Rates              Mortgage Loans            Principal Balance           Principal Balance
        ----------              --------------            -----------------           -----------------
       7.001% - 7.500%                     22             $   2,977,096.69                    1.03%
       7.501% - 8.000%                    174                17,666,432.43                     6.12
       8.001% - 8.500%                    192                18,805,736.39                     6.52
       8.501% - 9.000%                    340                30,726,742.39                    10.65
       9.001% - 9.500%                    302                26,493,581.65                     9.18
      9.501% - 10.000%                    481                38,730,730.38                    13.43
     10.001% - 10.500%                    388                28,601,409.47                     9.92
     10.501% - 11.000%                    553                38,765,391.86                    13.44
     11.001% - 11.500%                    363                23,373,864.19                     8.10
     11.501% - 12.000%                    331                22,333,441.16                     7.74
     12.001% - 12.500%                    264                16,155,585.43                     5.60
     12.501% - 13.000%                    160                10,561,474.15                     3.66
     13.001% - 13.500%                     88                 5,162,082.32                     1.79
     13.501% - 14.000%                     84                 4,425,471.40                     1.53
     14.001% - 14.500%                     39                 1,761,823.35                     0.61
     14.501% - 15.000%                     17                 1,155,219.09                     0.40
     15.001% - 15.500%                     10                   606,698.74                     0.21
     15.501% - 16.000%                      4                    94,524.98                     0.03
     16.501% - 17.000%                      1                    65,090.19                     0.02
                             ----------------------------------------------------------------------
           TOTAL                        3,813             $ 288,462,396.26                  100.00%

      Original Terms to Stated Maturity

                                        Number of                                            Percentage of
    Range of Original Terms      Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
to Stated Maturity (in months)      Mortgage Loans            Principal Balance           Principal Balance
------------------------------      --------------            -----------------           -----------------
              1 - 60                          16                $     363,076.09                 0.13%
            61 - 120                         181                    7,339,085.21                  2.54
           121 - 180                         738                   40,836,171.98                 14.16
           181 - 240                         323                   21,598,712.25                  7.49
           241 - 300                          80                    6,069,144.63                  2.10
           301 - 360                       2,475                  212,256,206.10                 73.58
                                 ---------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

             TOTAL                         3,813                $ 288,462,396.26               100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F1

      Remaining Terms to Stated Maturity

                                         Number of                                           Percentage of
   Range of Remaining Terms      Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
to Stated Maturity (in months)       Mortgage Loans          Principal Balance            Principal Balance
------------------------------       --------------          -----------------            -----------------
              1 - 60                          16             $     363,076.09                   0.13%
            61 - 120                         188                 7,623,344.25                    2.64
           121 - 180                         731                40,551,912.94                   14.06
           181 - 240                         323                21,598,712.25                    7.49
           241 - 300                          80                 6,069,144.63                    2.10
           301 - 360                       2,475               212,256,206.10                   73.58
                                 --------------------------------------------------------------------
             TOTAL                         3,813             $ 288,462,396.26                 100.00%

      Months Since Origination

                            Number of                                           Percentage of
 Range of Months    Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
Since Origination       Mortgage Loans          Principal Balance            Principal Balance
-----------------       --------------          -----------------            -----------------
        1 - 3                 3,561             $ 267,513,408.73                      92.74%
        4 - 6                   225                18,710,968.65                        6.49
       7 - 12                    18                 1,830,686.89                        0.63
      13 - 24                     2                   123,072.95                        0.04
      85 - 96                     7                   284,259.04                        0.10
                    ------------------------------------------------------------------------
      TOTAL                   3,813             $ 288,462,396.26                     100.00%

      Property Type

                              Number of                                           Percentage of
                      Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
     Property Type        Mortgage Loans          Principal Balance            Principal Balance
     -------------        --------------          -----------------            -----------------
Single Family                   2,998             $ 206,301,328.78                      71.52%
Condominium                       111                 7,460,689.65                        2.59
Mobile Home                        26                 1,220,506.69                        0.42
Two-to-Four Family                588                62,817,685.94                       21.78
Five-to-Eight Family               90                10,662,185.20                        3.70
                      ---------------------------------------------------  -------------------
          TOTAL                 3,813             $ 288,462,396.26                     100.00%

      Occupancy Type

                               Number of                                            Percentage of
                        Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
       Occupancy Type      Mortgage Loans           Principal Balance            Principal Balance
       --------------      --------------           -----------------            -----------------
Owner Occupied                    3,402             $ 257,588,811.08                     89.30%
Non-Owner Occupied                  411                30,873,585.18                      10.70
                        ------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

            TOTAL                 3,813             $ 288,462,396.26                    100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F1

      Documentation Type

                                      Number of                                            Percentage of
                               Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
      Documentation Type          Mortgage Loans            Principal Balance           Principal Balance
      ------------------          --------------            -----------------           -----------------
Full Documentation                       2,989              $ 225,102,970.07                 78.04%
No Income Verification (NIV)               461                 37,204,045.16                  12.90
NIV, No Asset Verification                  69                  5,637,312.19                   1.95
Alternate Documentation                    294                 20,518,068.84                   7.11
                               --------------------------------------------------------------------
             TOTAL                       3,813              $ 288,462,396.26                100.00%

      Purpose

                             Number of                                            Percentage of
                      Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
           Purpose       Mortgage Loans            Principal Balance           Principal Balance
           -------       --------------            -----------------           -----------------
Purchase                          304              $  28,315,688.00                  9.82%
Rate/Term Refinance               462                 36,686,358.22                  12.72
Cash Out Refinance              1,941                140,658,160.37                  48.76
Debt Consolidation              1,106                 82,802,189.67                  28.70
                      --------------------------------------------------------------------
            TOTAL               3,813              $ 288,462,396.26                100.00%

      FICO Credit Score Distribution

                              Number of                                             Percentage of
                       Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
Range of FICO Scores      Mortgage Loans            Principal Balance           Principal Balance
--------------------      --------------            -----------------           -----------------
     851 to 900                      1              $     137,345.95                  0.05%
     801 to 850                      8                    676,765.78                   0.23
     751 to 800                    103                  7,625,083.50                   2.64
     701 to 750                    272                 23,571,993.96                   8.17
     651 to 700                    570                 45,870,692.34                  15.90
     601 to 650                    864                 68,872,047.23                  23.88
     551 to 600                    778                 52,956,564.10                  18.36
     501 to 550                    526                 33,450,379.06                  11.60
     451 to 500                    104                  6,653,181.08                   2.31
     401 to 450                      6                    413,724.96                   0.14
         N/A                       581                 48,234,618.30                  16.72
                       --------------------------------------------------------------------
        TOTAL                    3,813              $ 288,462,396.26                100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F2

Summary
                                                 Total     Minimum      Maximum
                                                 -----     -------      -------
--------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance   22,482,861.36
Number of Loans                                      146
Average Original Loan Balance                 154,130.38   13,320.00  425,000.00
Average Current Loan Balance                  153,992.20   13,293.08  424,426.61
Weighted Average Combined Original LTV            71.70%      20.00%      90.00%
Weighted Average Gross Coupon                    10.736%      7.450%     14.840%
Weighted Average Remaining Term to
  Maturity (months)                                  336          58         360
Weighted Average Original Term (months)              338          60         360
Weighted Average FICO Credit Score*                  624         440         784
--------------------------------------------------------------------------------
* Based upon FICO Credit Score available on 79.95% of Loan Group F2 mortgage loans.
--------------------------------------------------------------------------------
                                                            Percent of Statistic
                                                              Calculation Date
                                 Range                        Principal Balance
                                 -----                        -----------------
Fully Amortizing Mortgage Loans                                    94.59%
Balloon Mortgage Loans                                              5.41%

Lien Position                    First                             92.62%
                                 Second                             7.38%

Property Type                    Single Family                     59.77%
                                 2-4 Family                         3.19%
                                 Condominium                        3.64%
                                 Mixed Use                         33.40%

Occupancy Status                 Owner Occupied                    86.02%
                                 Non-Owner Occupied                13.98%

Geographic Distribution          New York                          54.82%
                                 New Jersey                        17.49%
                                 Pennsylvania                       6.03%
                                 Illinois                           4.21%
                                 North Carolina                     3.98%

Largest Zip Code Concentration   11758                              2.09%

Loans with Prepayment Penalties                                    72.82%

Credit Grade**                   A                                 56.64%
                                 B                                 24.69%
                                 C                                 17.46%
                                 D                                  1.21%

Delinquency                      30 - 59 days                       1.15%
--------------------------------------------------------------------------------
** Credit Grade stratification above is based upon Delta's Underwriting Guidelines and Criteria.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F2

      Statistic Calculation Date Principal Balances

         Range of                   Number of                                           Percentage of
Statistic Calculation Date  Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
    Principal Balances          Mortgage Loans          Principal Balance            Principal Balance
    ------------------          --------------          -----------------            -----------------
$      0.01 - $ 25,000.00                 3            $     57,590.09                        0.26%
$ 25,000.01 - $ 50,000.00                16                 715,835.85                         3.18
$ 50,000.01 - $ 75,000.00                27               1,681,294.05                         7.48
$ 75,000.01 - $100,000.00                22               1,920,153.22                         8.54
$100,000.01 - $125,000.00                 9               1,029,681.17                         4.58
$125,000.01 - $150,000.00                 8               1,144,817.02                         5.09
$150,000.01 - $175,000.00                10               1,630,195.17                         7.25
$175,000.01 - $200,000.00                 2                 385,341.02                         1.71
$225,000.01 - $250,000.00                10               2,442,079.88                        10.86
$250,000.01 - $275,000.00                18               4,732,979.46                        21.05
$275,000.01 - $300,000.00                 9               2,573,256.88                        11.45
$300,000.01 - $325,000.00                 4               1,283,012.39                         5.71
$325,000.01 - $350,000.00                 4               1,351,383.00                         6.01
$350,000.01 - $375,000.00                 3               1,110,815.55                         4.94
$400,000.01 - $425,000.00                 1                 424,426.61                         1.89
                            -----------------------------------------------------------------------
            TOTAL                       146            $ 22,482,861.36                      100.00%

      Original Combined Loan-to-Value Ratios

                                    Number of                                            Percentage of
Range of Original Combined   Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
   Loan-to-Value Ratios         Mortgage Loans            Principal Balance           Principal Balance
   --------------------         --------------            -----------------           -----------------
      15.01% - 20.00%                      1              $     24,376.56                      0.11%
      20.01% - 25.00%                      1                    75,000.00                       0.33
      25.01% - 30.00%                      1                    48,980.11                       0.22
      30.01% - 35.00%                      3                   209,943.74                       0.93
      35.01% - 40.00%                      2                    89,920.45                       0.40
      40.01% - 45.00%                      7                   864,485.22                       3.85
      45.01% - 50.00%                     12                 1,011,891.93                       4.50
      50.01% - 55.00%                      6                   645,702.66                       2.87
      55.01% - 60.00%                     18                 1,695,331.15                       7.54
      60.01% - 65.00%                     14                 2,042,670.64                       9.09
      65.01% - 70.00%                     23                 2,718,898.16                      12.09
      70.01% - 75.00%                     20                 3,774,296.76                      16.79
      75.01% - 80.00%                     19                 4,439,474.87                      19.75
      80.01% - 85.00%                     10                 2,306,136.64                      10.26
      85.01% - 90.00%                      9                 2,535,752.47                      11.28
                             -----------------------------------------------------------------------
           TOTAL                         146              $ 22,482,861.36                    100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F2

      Geographic Distribution

                                  Number of                                            Percentage of
                          Statistic Calculation    Statistic Calculation Date   Statistic Calculation Date
Geographic Distribution       Mortgage Loans           Principal Balance            Principal Balance
-----------------------       --------------           -----------------            -----------------
 New York                              71              $ 12,324,761.00                     54.82%
 New Jersey                            27                 3,933,168.67                      17.49
 Pennsylvania                          12                 1,355,035.35                       6.03
 Illinois                               9                   947,252.91                       4.21
 North Carolina                         3                   893,754.67                       3.98
 Massachusetts                          5                   824,348.46                       3.67
 Connecticut                            4                   741,211.91                       3.30
 Ohio                                   7                   367,708.67                       1.64
 Maryland                               2                   320,180.77                       1.42
 Florida                                1                   318,664.50                       1.42
 Georgia                                1                   253,779.78                       1.13
 Rhode Island                           2                   113,823.17                       0.51
 Wisconsin                              1                    48,980.11                       0.22
 Missouri                               1                    40,191.39                       0.18
                          -----------------------------------------------------------------------
            TOTAL                     146              $ 22,482,861.36                    100.00%

      Statistic Calculation Date Loan Rates

         Range of                   Number of                                            Percentage of
Statistic Calculation Date   Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
        Loan Rates              Mortgage Loans           Principal Balance            Principal Balance
        ----------              --------------           -----------------            -----------------
     7.001% -  7.500%                      2             $    473,434.71                      2.11%
     7.501% -  8.000%                      6                1,561,697.25                       6.95
     8.001% -  8.500%                      3                  748,065.18                       3.33
     8.501% -  9.000%                      5                1,387,243.07                       6.17
     9.001% -  9.500%                     10                2,465,670.76                      10.97
     9.501% - 10.000%                     10                2,243,144.71                       9.98
    10.001% - 10.500%                      5                1,000,097.47                       4.45
    10.501% - 11.000%                     18                3,427,444.67                      15.24
    11.001% - 11.500%                     13                1,597,258.18                       7.10
    11.501% - 12.000%                     22                2,505,167.23                      11.14
    12.001% - 12.500%                     14                1,432,314.76                       6.37
    12.501% - 13.000%                     20                2,369,302.56                      10.54
    13.001% - 13.500%                      8                  572,219.03                       2.55
    13.501% - 14.000%                      3                  218,960.72                       0.97
    14.001% - 14.500%                      5                  304,364.31                       1.35
    14.501% - 15.000%                      2                  176,476.75                       0.78
                             ----------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

          TOTAL                          146             $ 22,482,861.36                    100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F2

      Original Terms to Stated Maturity

                                        Number of                                            Percentage of
    Range of Original Terms      Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
to Stated Maturity (in months)      Mortgage Loans            Principal Balance           Principal Balance
------------------------------      --------------            -----------------           -----------------
              1 - 60                           1              $     24,376.56                      0.11%
            61 - 120                           2                    54,920.45                       0.24
           121 - 180                          19                 2,270,884.18                      10.10
           181 - 240                           7                   546,531.92                       2.43
           301 - 360                         117                19,586,148.25                      87.12
                                 -----------------------------------------------------------------------
             TOTAL                           146              $ 22,482,861.36                    100.00%

   Remaining Terms to Stated Maturity

                                        Number of                                            Percentage of
   Range of Remaining Terms      Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
to Stated Maturity (in months)      Mortgage Loans            Principal Balance           Principal Balance
------------------------------      --------------            -----------------           -----------------
              1 - 60                           1              $     24,376.56                      0.11%
            61 - 120                           2                    54,920.45                       0.24
           121 - 180                          19                 2,270,884.18                      10.10
           181 - 240                           7                   546,531.92                       2.43
           301 - 360                         117                19,586,148.25                      87.12
                                 -----------------------------------------------------------------------
             TOTAL                           146              $ 22,482,861.36                    100.00%

   Months Since Origination

                            Number of                                           Percentage of
 Range of Months    Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
Since Origination       Mortgage Loans          Principal Balance            Principal Balance
-----------------       --------------          -----------------            -----------------
     1 -    3                  131              $ 19,913,339.54                     88.57%
     4 -    6                   12                 2,204,877.90                       9.81
     7 -   12                    2                   254,134.31                       1.13
    13 -   24                    1                   110,509.61                       0.49
                    ----------------------------------------------------------------------
           TOTAL               146              $ 22,482,861.36                    100.00%

      Property Type

                              Number of                                            Percentage of
                       Statistic Calculation   Statistic Calculation Date   Statistic Calculation Date
        Property Type     Mortgage Loans           Principal Balance            Principal Balance
        -------------     --------------           -----------------            -----------------
Single Family                       57             $ 13,438,056.49                     59.77%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Condominium                                   3                        818,633.43                     3.64
Two-to-Four Family                            2                        716,159.86                     3.19
Mixed Use                                    84                      7,510,011.58                    33.40
                               ---------------------------------------------------------------------------
            TOTAL                           146                   $ 22,482,861.36                  100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F2

      Occupancy Type

                                       Number of                                                Percentage of
                                Statistic Calculation      Statistic Calculation Date    Statistic Calculation Date
        Occupancy Type             Mortgage Loans               Principal Balance            Principal Balance
        --------------             --------------               -----------------            -----------------
Owner Occupied                              110                   $ 19,340,270.25                   86.02%
Non-Owner Occupied                           36                      3,142,591.11                    13.98
                               ---------------------------------------------------------------------------
            TOTAL                           146                   $ 22,482,861.36                  100.00%

      Documentation Type

                                       Number of                                                Percentage of
                                Statistic Calculation      Statistic Calculation Date     Statistic Calculation Date
      Documentation Type           Mortgage Loans               Principal Balance             Principal Balance
      ------------------           --------------               -----------------             -----------------
Full Documentation                           93                   $ 14,819,868.86                   65.92%
No Income Verification(NIV)                  41                      5,616,801.17                    24.98
NIV, No Asset Verification                    2                        547,797.95                     2.44
Alternate Documentation                      10                      1,498,393.38                     6.66
                               ---------------------------------------------------------------------------
            TOTAL                           146                   $ 22,482,861.36                  100.00%

      Purpose

                                        Number of                                               Percentage of
                                 Statistic Calculation      Statistic Calculation Date    Statistic Calculation Date
           Purpose                  Mortgage Loans              Principal Balance             Principal Balance
           -------                  --------------              -----------------             -----------------
Purchase                                     28                    $ 4,990,751.71                   22.20%
Rate/Term Refinance                          11                      2,282,418.91                    10.15
Cash Out Refinance                           77                     10,401,795.41                    46.27
Debt Consolidation                           30                      4,807,895.33                    21.38
                               ---------------------------------------------------------------------------
            TOTAL                           146                   $ 22,482,861.36                  100.00%

      FICO Credit Score Distribution

                                    Number of                                                Percentage of
                             Statistic Calculation     Statistic Calculation Date     Statistic Calculation Date
Range of FICO Scores            Mortgage Loans             Principal Balance              Principal Balance
--------------------            --------------             -----------------              -----------------
     751 to 800                          6                     $  746,009.67                    3.32%
     701 to 750                         14                      2,053,745.47                     9.13
     651 to 700                         22                      3,318,723.40                    14.76
     601 to 650                         32                      5,027,904.94                    22.36
     551 to 600                         24                      3,391,892.09                    15.09

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

     501 to 550                         16                      2,710,671.38                    12.06
     451 to 500                          4                        558,601.35                     2.48
     401 to 450                          2                        167,918.55                     0.75
        N/A                             26                      4,507,394.51                    20.05
                          ---------------------------------------------------------------------------
       TOTAL                           146                    $22,482,861.36                  100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

                                                                              Total               Minimum               Maximum
Summary                                                                       -----               -------               -------
-------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                              78,475,168.59
Number of Loans                                                                 973
Average Original Loan Balance                                             80,705.76             18,200.00            326,794.00
Average Current Loan Balance                                              80,652.79             18,179.92            326,794.00
Weighted Average Combined Original LTV                                       78.25%                25.25%                90.00%
Weighted Average Gross Coupon                                               10.401%                7.300%               14.990%
Weighted Average Remaining Term to Maturity (months)                            359                   179                   360
Weighted Average Original Term (months)                                         360                   180                   360
Weighted Average Gross Margin                                                6.297%                3.250%               10.500%
Weighted Average Lifetime Cap                                               17.374%               13.650%               21.990%
Weighted Average Lifetime Floor                                             10.191%                0.000%               14.990%
Weighted Average Periodic Cap                                                1.000%                1.000%                1.000%
Weighted Average First Adjustment Cap                                        3.000%                3.000%                3.000%
Weighted Average FICO Credit Score*                                             601                   451                   791
-------------------------------------------------------------------------------------------------------------------------------

* Based upon FICO Credit Score available on 81.62% of Loan Group A mortgage loans.

--------------------------------------------------------------------------------------------------------------------------
                                                                                          Percent of Statistic Calculation
                                                             Range                             Date Principal Balance
                                                             -----                             ----------------------
         Fully Amortizing Loans                                                                             100.00%

         Product Type                                        2/28 Libor                                      15.28%
                                                             3/27 Libor                                      84.72%

         Lien Position                                       First                                          100.00%

         Property Type                                       Single Family                                   85.98%
                                                             2-4 Family                                       9.01%
                                                             Condominium                                      4.96%
                                                             Mobile Home                                      0.05%

         Occupancy Status                                    Owner Occupied                                  92.73%
                                                             Non-owner Occupied                               7.27%

         Geographic Distribution                             Ohio                                            27.86%
                                                             Illinois                                         9.55%
                                                             New Jersey                                       8.29%
                                                             Pennsylvania                                     7.72%
                                                             Michigan                                         6.31%

         Largest Zip Code Concentration                      07205                                            0.69%

         Loans with Prepayment Penalties                                                                     91.88%

         Credit Grade**                                      A                                               47.87%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                                                             B                                               23.95%
                                                             C                                               21.83%
                                                             D                                                6.35%

         Delinquency                                         30-59 days                                       2.34%
--------------------------------------------------------------------------------------------------------------------------

** Credit Grade stratification above is based upon Delta's Underwriting Guidelines and Criteria.

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Statistic Calculation Date Principal Balances

         Range of                      Number of                                                 Percentage of
Statistic Calculation Date     Statistic Calculation         Statistic Calculation Date      Statistic Calculation Date
    Principal Balances             Mortgage Loans                Principal Balance              Principal Balance
    ------------------             --------------                -----------------              -----------------
$      0.01 - $ 25,000.00                   26                    $    587,517.19                    0.75%
$ 25,000.01 - $ 50,000.00                  227                       9,126,319.16                    11.63
$ 50,000.01 - $ 75,000.00                  304                      19,103,972.53                    24.34
$ 75,000.01 - $100,000.00                  175                      15,214,913.97                    19.39
$100,000.01 - $125,000.00                  116                      12,923,149.66                    16.47
$125,000.01 - $150,000.00                   52                       7,008,105.60                     8.93
$150,000.01 - $175,000.00                   21                       3,415,398.43                     4.35
$175,000.01 - $200,000.00                   22                       4,099,718.35                     5.22
$200,000.01 - $225,000.00                   16                       3,414,877.98                     4.35
$225,000.01 - $250,000.00                    8                       1,877,345.25                     2.39
$250,000.01 - $275,000.00                    3                         784,775.28                     1.00
$275,000.01 - $300,000.00                    1                         280,402.00                     0.36
$300,000.01 - $325,000.00                    1                         311,879.19                     0.40
$325,000.01 - $350,000.00                    1                         326,794.00                     0.42
                               ---------------------------------------------------------------------------
            TOTAL                          973                    $ 78,475,168.59                  100.00%

      Original Loan-to-Value Ratios

                                    Number of                                                Percentage of
   Range of Original         Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
Loan-to-Value Ratios            Mortgage Loans              Principal Balance              Principal Balance
--------------------            --------------              -----------------              -----------------
   25.01% - 30.00%                       3                    $    104,911.74                    0.13%
   30.01% - 35.00%                       4                         205,971.18                     0.26
   35.01% - 40.00%                       3                         207,825.48                     0.26
   40.01% - 45.00%                      10                         451,175.07                     0.57
   45.01% - 50.00%                      11                         790,923.98                     1.01
   50.01% - 55.00%                      26                       1,533,542.08                     1.95
   55.01% - 60.00%                      43                       2,313,625.79                     2.95
   60.01% - 65.00%                      58                       3,553,912.82                     4.53
   65.01% - 70.00%                     107                       7,545,242.30                     9.61
   70.01% - 75.00%                     117                       8,731,803.15                    11.13
   75.01% - 80.00%                     290                      24,286,383.01                    30.95

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

   80.01% - 85.00%                     152                      14,614,103.35                    18.62
   85.01% - 90.00%                     149                      14,135,748.64                    18.01
                           ----------------------------------------------------------------------------
        TOTAL                          973                    $ 78,475,168.59                  100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Geographic Distribution

                                        Number of                                               Percentage of
                                 Statistic Calculation       Statistic Calculation Date    Statistic Calculation Date
  Geographic Distribution            Mortgage Loans               Principal Balance            Principal Balance
  -----------------------            --------------               -----------------            -----------------
Ohio                                        303                   $  21,862,260.05                   27.86%
Illinois                                     75                       7,491,372.73                     9.55
New Jersey                                   54                       6,502,377.90                     8.29
Pennsylvania                                 91                       6,058,393.78                     7.72
Michigan                                     67                       4,950,962.33                     6.31
Georgia                                      48                       3,517,724.23                     4.48
Florida                                      45                       3,488,958.42                     4.45
Missouri                                     41                       3,225,770.40                     4.11
North Carolina                               37                       3,013,347.40                     3.84
Virginia                                     27                       2,481,917.40                     3.16
Tennessee                                    32                       2,435,530.24                     3.10
New York                                     19                       2,403,369.71                     3.06
Maryland                                     19                       1,488,822.96                     1.90
Indiana                                      21                       1,419,502.46                     1.81
Massachusetts                                12                       1,398,097.04                     1.78
Colorado                                     11                         876,976.40                     1.12
Nevada                                        7                         701,950.54                     0.89
Louisiana                                    10                         662,928.50                     0.84
Connecticut                                   8                         569,095.79                     0.73
California                                    2                         551,879.19                     0.70
New Hampshire                                 5                         519,896.41                     0.66
Kentucky                                      7                         455,472.28                     0.58
Delaware                                      4                         407,219.36                     0.52
Wyoming                                       3                         199,957.49                     0.25
Texas                                         2                         198,544.91                     0.25
Washington                                    1                         186,715.38                     0.24
Arkansas                                      2                         182,834.08                     0.23
New Mexico                                    2                         179,812.41                     0.23
West Virginia                                 3                         152,921.56                     0.19
District of Columbia                          2                         150,123.09                     0.19
Arizona                                       3                         131,256.75                     0.17
Wisconsin                                     1                          89,520.23                     0.11
Nebraska                                      1                          85,600.00                     0.11
Minnesota                                     1                          76,458.13                     0.10
Mississippi                                   1                          75,029.66                     0.10
Utah                                          1                          69,918.49                     0.09
Maine                                         1                          60,000.00                     0.08
Oklahoma                                      2                          52,723.33                     0.07
South Carolina                                1                          52,142.16                     0.07
Kansas                                        1                          47,785.40                     0.06
                                ---------------------------------------------------------------------------
             TOTAL                          973                    $ 78,475,168.59                  100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Statistic Calculation Date Loan Rates

         Range of                      Number of                                                Percentage of
Statistic Calculation Date      Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
        Loan Rates                 Mortgage Loans              Principal Balance              Principal Balance
        ----------                 --------------              -----------------              -----------------
       7.001% - 7.500%                      5                    $    326,709.39                    0.42%
       7.501% - 8.000%                     19                       1,504,069.49                     1.92
       8.001% - 8.500%                     27                       2,332,523.01                     2.97
       8.501% - 9.000%                     70                       6,302,510.54                     8.03
       9.001% - 9.500%                    109                      10,020,047.67                    12.77
      9.501% - 10.000%                    166                      14,364,247.94                    18.30
     10.001% - 10.500%                    133                      10,343,366.58                    13.18
     10.501% - 11.000%                    156                      12,748,342.84                    16.25
     11.001% - 11.500%                     96                       7,560,229.43                     9.63
     11.501% - 12.000%                     75                       5,991,367.92                     7.63
     12.001% - 12.500%                     43                       2,646,324.23                     3.37
     12.501% - 13.000%                     30                       1,677,510.59                     2.14
     13.001% - 13.500%                     15                         974,980.83                     1.24
     13.501% - 14.000%                     12                         526,009.75                     0.67
     14.001% - 14.500%                     10                         781,074.34                     1.00
     14.501% - 15.000%                      7                         375,854.04                     0.48
                              ---------------------------------------------------------------------------
           TOTAL                          973                    $ 78,475,168.59                  100.00%

      Original Terms to Stated Maturity

                                           Number of                                                Percentage of
    Range of Original Terms         Statistic Calculation      Statistic Calculation Date      Statistic Calculation Date
to Stated Maturity (in months)         Mortgage Loans               Principal Balance              Principal Balance
------------------------------         --------------               -----------------              -----------------
           121 - 180                             1                    $     23,937.09                     0.03%
           301 - 360                           972                      78,451,231.50                     99.97
                                    ---------------------------------------------------------------------------
             TOTAL                             973                    $ 78,475,168.59                   100.00%

      Remaining Terms to Stated Maturity

                                            Number of                                                Percentage of
   Range of Remaining Terms          Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
to Stated Maturity (in months)          Mortgage Loans              Principal Balance              Principal Balance
------------------------------          --------------              -----------------              -----------------
           121 - 180                             1                    $     23,937.09                     0.03%
           301 - 360                           972                      78,451,231.50                     99.97
                                    ---------------------------------------------------------------------------
             TOTAL                             973                    $ 78,475,168.59                   100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Months Since Origination

                                 Number of                                               Percentage of
 Range of Months          Statistic Calculation       Statistic Calculation Date    Statistic Calculation Date
Since Origination            Mortgage Loans               Principal Balance             Principal Balance
-----------------            --------------               -----------------             -----------------
        1 -  3                       938                   $  75,659,781.93                   96.41%
        4 -  6                        34                       2,703,825.85                     3.45
        7 - 12                         1                         111,560.81                     0.14
                          ---------------------------------------------------------------------------
      TOTAL                          973                   $  78,475,168.59                  100.00%

      Property Type

                                         Number of                                               Percentage of
                                  Statistic Calculation      Statistic Calculation Date    Statistic Calculation Date
         Property Type               Mortgage Loans              Principal Balance             Principal Balance
         -------------               --------------              -----------------             -----------------
Single Family                               833                   $  67,473,689.93                   85.98%
Condominium                                  55                       3,891,790.43                     4.96
Mobile Home                                   1                          37,430.73                     0.05
Two-to-Four Family                           84                       7,072,257.50                     9.01
                                 --------------------------------------------------------------------------
             TOTAL                          973                   $  78,475,168.59                  100.00%

      Occupancy Type

                                        Number of                                                Percentage of
                                  Statistic Calculation      Statistic Calculation Date     Statistic Calculation Date
        Occupancy Type               Mortgage Loans              Principal Balance              Principal Balance
        --------------               --------------              -----------------              -----------------
Owner Occupied                              877                   $  72,768,300.64                   92.73%
Non-Owner Occupied                           96                       5,706,867.95                     7.27
                                 ---------------------------------------------------------------------------
             TOTAL                          973                   $  78,475,168.59                  100.00%

      Documentation Type

                                        Number of                                               Percentage of
                                  Statistic Calculation      Statistic Calculation Date    Statistic Calculation Date
      Documentation Type             Mortgage Loans              Principal Balance             Principal Balance
      ------------------             --------------              -----------------             -----------------
Full Documentation                          748                   $  59,653,989.12                   76.02%
No Income Verification (NIV)                107                       9,713,668.25                    12.38
NIV, No Asset Verification                   27                       2,232,592.19                     2.84
Alternate Documentation                      91                       6,874,919.03                     8.76
                                 ---------------------------------------------------------------------------
             TOTAL                          973                   $  78,475,168.59                  100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Purpose

                                         Number of                                                Percentage of
                                  Statistic Calculation    Statistic Calculation Date      Statistic Calculation Date
           Purpose                    Mortgage Loans             Principal Balance              Principal Balance
           -------                    --------------             -----------------              -----------------
Purchase                                    118                    $ 10,072,146.74                   12.83%
Rate/Term Refinance                         155                      12,373,570.44                    15.77
Cash Out Refinance                          415                      32,881,658.99                    41.90
Debt Consolidation                          285                      23,147,792.42                    29.50
                                 ---------------------------------------------------------------------------
             TOTAL                          973                    $ 78,475,168.59                  100.00%

      Month of Next Rate Change Date

                                        Number of                                                Percentage of
                                  Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
Month of Next Rate Change Date       Mortgage Loans              Principal Balance              Principal Balance
------------------------------       --------------              -----------------              -----------------
           April-01                           2                    $    183,548.35                    0.23%
            May-01                            4                         210,847.47                     0.27
            June-01                          33                       2,988,466.04                     3.81
            July-01                          31                       2,480,112.74                     3.16
           August-01                         41                       3,881,576.04                     4.95
         September-01                        25                       2,132,394.00                     2.72
          October-01                          2                         115,500.00                     0.15
          January-02                          1                         111,560.81                     0.14
           March-02                           3                         174,030.79                     0.22
           April-02                           1                          45,890.94                     0.06
            May-02                            4                         411,814.18                     0.52
            June-02                         167                      14,022,506.15                    17.87
            July-02                         231                      18,314,885.85                    23.34
           August-02                        239                      18,378,164.23                    23.42
         September-02                       188                      14,914,071.00                    19.00
          October-02                          1                         109,800.00                     0.14
                                  -------------------------------------------------------------------------
             TOTAL                          973                    $ 78,475,168.59                  100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Gross Margin

                                    Number of                                               Percentage of
                              Statistic Calculation     Statistic Calculation Date     Statistic Calculation Date
Range of Gross Margins           Mortgage Loans              Principal Balance             Principal Balance
----------------------           --------------              -----------------             -----------------
     3.001% - 3.500%                      3                    $    205,573.98                    0.26%
     3.501% - 4.000%                     14                         950,236.71                     1.21
     4.001% - 4.500%                     24                       1,993,245.73                     2.54
     4.501% - 5.000%                     78                       6,434,315.90                     8.20
     5.001% - 5.500%                    110                       9,910,332.12                    12.63
     5.501% - 6.000%                    163                      14,223,423.64                    18.12
     6.001% - 6.500%                    158                      12,059,113.74                    15.37
     6.501% - 7.000%                    164                      13,554,782.28                    17.27
     7.001% - 7.500%                    119                       9,111,960.51                    11.61
     7.501% - 8.000%                     65                       5,332,207.09                     6.79
     8.001% - 8.500%                     31                       1,941,918.28                     2.47
     8.501% - 9.000%                     22                       1,290,867.20                     1.64
     9.001% - 9.500%                     12                         634,190.38                     0.81
    9.501% - 10.000%                      7                         674,481.81                     0.86
   10.001% - 10.500%                      3                         158,519.22                     0.20
                            ---------------------------------------------------------------------------
         TOTAL                          973                    $ 78,475,168.59                  100.00%

      Lifetime Floor

                                      Number of                                                Percentage of
                                Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
Range of Lifetime Floors           Mortgage Loans              Principal Balance              Principal Balance
------------------------           --------------              -----------------              -----------------
         0.000%                            14                    $  1,499,497.14                    1.91%
      7.001% - 7.500%                       5                         326,709.39                     0.42
      7.501% - 8.000%                      19                       1,504,069.49                     1.92
      8.001% - 8.500%                      27                       2,332,523.01                     2.97
      8.501% - 9.000%                      69                       6,237,026.97                     7.95
      9.001% - 9.500%                     109                      10,020,047.67                    12.77
     9.501% - 10.000%                     165                      14,305,931.22                    18.23
    10.001% - 10.500%                     132                      10,239,209.81                    13.05
    10.501% - 11.000%                     151                      12,122,457.71                    15.45
    11.001% - 11.500%                      93                       7,058,459.64                     8.99
    11.501% - 12.000%                      75                       5,991,367.92                     7.63
    12.001% - 12.500%                      41                       2,525,433.57                     3.22
    12.501% - 13.000%                      29                       1,654,516.09                     2.11
    13.001% - 13.500%                      15                         974,980.83                     1.24
    13.501% - 14.000%                      12                         526,009.75                     0.67
    14.001% - 14.500%                      10                         781,074.34                     1.00

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

    14.501% - 15.000%                       7                         375,854.04                     0.48
                                -------------------------------------------------------------------------
          TOTAL                           973                    $ 78,475,168.59                  100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

      Lifetime Cap

                                    Number of                                                Percentage of
                              Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
Range of Lifetime Caps           Mortgage Loans              Principal Balance              Principal Balance
----------------------           --------------              -----------------              -----------------
   13.501% - 14.000%                      1                    $     99,941.26                    0.13%
   14.001% - 14.500%                      5                         326,709.39                     0.42
   14.501% - 15.000%                     21                       1,606,534.45                     2.05
   15.001% - 15.500%                     29                       2,639,238.39                     3.36
   15.501% - 16.000%                     72                       6,400,015.68                     8.16
   16.001% - 16.500%                    109                      10,034,229.30                    12.79
   16.501% - 17.000%                    165                      14,648,117.42                    18.67
   17.001% - 17.500%                    133                      10,136,244.39                    12.92
   17.501% - 18.000%                    153                      12,260,473.07                    15.62
   18.001% - 18.500%                     96                       7,567,345.27                     9.64
   18.501% - 19.000%                     74                       5,895,456.85                     7.51
   19.001% - 19.500%                     41                       2,525,433.57                     3.22
   19.501% - 20.000%                     30                       1,677,510.59                     2.14
   20.001% - 20.500%                     15                         974,980.83                     1.24
   20.501% - 21.000%                     12                         526,009.75                     0.67
   21.001% - 21.500%                     10                         781,074.34                     1.00
   21.501% - 22.000%                      7                         375,854.04                     0.48
                              -------------------------------------------------------------------------
         TOTAL                          973                    $ 78,475,168.59                  100.00%

      FICO Credit Score Distribution

                                  Number of                                                Percentage of
                            Statistic Calculation     Statistic Calculation Date      Statistic Calculation Date
Range of FICO Scores           Mortgage Loans              Principal Balance              Principal Balance
--------------------           --------------              -----------------              -----------------
     751 to 800                        12                    $  1,447,507.49                    1.84%
     701 to 750                        39                       3,117,725.95                     3.97
     651 to 700                       104                       8,177,917.71                    10.42
     601 to 650                       235                      19,585,364.09                    24.96
     551 to 600                       207                      16,497,499.95                    21.02
     501 to 550                       171                      12,190,399.74                    15.53
     451 to 500                        47                       3,035,310.91                     3.87
        N/A                           158                      14,423,442.75                    18.38
                           --------------------------------------------------------------------------
       TOTAL                          973                    $ 78,475,168.59                  100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages. The yield tables below assume higher coupons on the additional loans to be delivered (based on Delta Financial Corporation's expectations).

A-1F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%           20%            30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.45          7.44           7.43          7.42          7.39          7.37          7.35
Average Life (yrs.)                    6.93          5.02           3.87          3.31          2.41          2.17          1.83
Modified Duration (yrs.)               4.52          3.57           2.94          2.59          1.99          1.82          1.57
First Principal Payment Date        12/15/1999    12/15/1999     12/15/1999    12/15/1999    12/15/1999    12/15/1999    12/15/1999
Last Principal Payment Date         08/15/2028    08/15/2025     12/15/2020    10/15/2017    03/15/2013    12/15/2011    03/15/2010
Payment Windows (mos.)                  345           309           253            215           160           145           124

A-2F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%           20%            30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield 100.0%                           7.52          7.51           7.50          7.49          7.46          7.44          7.42
Average Life (yrs.)                    6.93          5.02           3.87          3.31          2.41          2.17          1.83
Modified Duration (yrs.)               4.51          3.56           2.93          2.59          1.99          1.82          1.57
First Principal Payment Date        12/15/1999    12/15/1999     12/15/1999    12/15/1999    12/15/1999    12/15/1999    12/15/1999
Last Principal Payment Date         08/15/2028    08/15/2025     12/15/2020    10/15/2017    03/15/2013    12/15/2011    03/15/2010
Payment Windows (mos.)                  345           309           253            215           160           145           124

M-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%           20%            30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 97.13548%                      8.07          8.15           8.23          8.31          8.41          8.44          8.46
Average Life (yrs.)                   12.95          9.37           7.18          5.96          4.75          4.52          4.35
Modified Duration (yrs.)               7.46          6.07           5.03          4.39          3.72          3.59          3.51
First Principal Payment Date        01/15/2006    02/15/2004     02/15/2003    01/15/2003    03/15/2003    04/15/2003    06/15/2003
Last Principal Payment Date         06/15/2026    05/15/2021     10/15/2016    02/15/2014    06/15/2010    06/15/2009    01/15/2008
Payment Windows (mos.)                  246           208           165            134           88            75            56

M-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%           20%            30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 93.03723%                      8.65          8.86           9.10          9.31          9.62          9.72          9.83
Average Life (yrs.)                   12.84          9.24           7.07          5.86          4.60          4.32          4.01
Modified Duration (yrs.)               7.28          5.92           4.91          4.27          3.57          3.41          3.23
First Principal Payment Date        01/15/2006    02/15/2004     02/15/2003    12/15/2002    01/15/2003    02/15/2003    03/15/2003
Last Principal Payment Date         08/15/2024    01/15/2019     10/15/2014    05/15/2012    02/15/2009    04/15/2008    01/15/2007
Payment Windows (mos.)                  224           180           141            114           74            63            47

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages. The yield tables below assume higher coupons on the additional loans to be delivered (based on Delta Financial Corporation's expectations).

B (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%           20%            30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 84.50936%                     10.02         10.58          11.18         11.72         12.56         12.82         13.18
Average Life (yrs.)                   12.27          8.76           6.69          5.53          4.31          4.03          3.70
Modified Duration (yrs.)               6.85          5.55           4.58          3.97          3.30          3.13          2.94
First Principal Payment Date        01/15/2006    02/15/2004     02/15/2003    12/15/2002    12/15/2002    12/15/2002    12/15/2002
Last Principal Payment Date         06/15/2022    09/15/2016     12/15/2012    10/15/2010    12/15/2007    03/15/2007    02/15/2006
Payment Windows (mos.)                  198           152           119            95            61            52            39

A-1A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%            20%           30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    6.86          4.90           3.73          2.73          2.23          1.99          1.65
First Principal Payment Date        12/15/1999    12/15/1999     12/15/1999    12/15/1999    12/15/1999    12/15/1999    12/15/1999
Last Principal Payment Date         08/15/2028    08/15/2025     12/15/2020    10/15/2017    03/15/2013    12/15/2011    03/15/2010
Payment Windows (mos.)                  345           309           253            215           160           145           124

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages. The yield tables below assume higher coupons on the additional loans to be delivered (based on Delta Financial Corporation's expectations).

A-1F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%            20%           30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.44          7.42           7.40          7.39          7.35          7.34          7.31
Average Life (yrs.)                    6.55          4.67           3.59          3.04          2.22          2.00          1.69
Modified Duration (yrs.)               4.44          3.46           2.82          2.47          1.89          1.73          1.48
First Principal Payment Date        12/15/1999    12/15/1999     12/15/1999    12/15/1999    12/15/1999    12/15/1999    12/15/1999
Last Principal Payment Date         09/15/2017    10/15/2012     10/15/2009    02/15/2008    12/15/2005    05/15/2005    08/15/2004
Payment Windows (mos.)                  214           155           119            99            73            66            57

A-2F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%            20%           30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.51          7.49           7.47          7.46          7.42          7.41          7.38
Average Life (yrs.)                    6.55          4.67           3.59          3.04          2.22          2.00          1.69
Modified Duration (yrs.)               4.42          3.46           2.82          2.46          1.89          1.72          1.48
First Principal Payment Date        12/15/1999    12/15/1999     12/15/1999    12/15/1999    12/15/1999    12/15/1999    12/15/1999
Last Principal Payment Date         09/15/2017    10/15/2012     10/15/2009    02/15/2008    12/15/2005    05/15/2005    08/15/2004
Payment Windows (mos.)                  214           155           119            99            73            66            57

M-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%            20%           30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 97.13548%                      8.07          8.16           8.26          8.34          8.46          8.48          8.50
Average Life (yrs.)                    12.09         8.60           6.56          5.44          4.36          4.16          4.05
Modified Duration (yrs.)               7.30          5.85           4.81          4.17          3.52          3.40          3.33
First Principal Payment Date        01/15/2006    02/15/2004     02/15/2003    01/15/2003    03/15/2003    04/15/2003    06/15/2003
Last Principal Payment Date         09/15/2017    10/15/2012     10/15/2009    02/15/2008    12/15/2005    05/15/2005    08/15/2004
Payment Windows (mos.)                  141           105            81            62            34            26            15

M-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%            20%           30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 93.03723%                      8.67          8.90           9.16          9.38          9.72          9.82          9.93
Average Life (yrs.)                    12.09         8.60           6.56          5.43          4.27          4.02          3.77
Modified Duration (yrs.)               7.16          5.75           4.73          4.09          3.41          3.25          3.09
First Principal Payment Date        01/15/2006    02/15/2004     02/15/2003    12/15/2002    01/15/2003    02/15/2003    03/15/2003
Last Principal Payment Date         09/15/2017    10/15/2012     10/15/2009    02/15/2008    12/15/2005    05/15/2005    08/15/2004

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

Payment Windows (mos.)                  141           105            81            63            36            28            18

                             BOND SUMMARY (to Call)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages. The yield tables below assume higher coupons on the additional loans to be delivered (based on Delta Financial Corporation's expectations).

B (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%           20%            30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 84.50936%                     10.04         10.61          11.24         11.79         12.66         12.93         13.28
Average Life (yrs.)                   11.96          8.51           6.48          5.37          4.18          3.91          3.60
Modified Duration (yrs.)               6.81          5.49           4.52          3.91          3.24          3.08          2.89
First Principal Payment Date        01/15/2006    02/15/2004     02/15/2003    12/15/2002    12/15/2002    12/15/2002    12/15/2002
Last Principal Payment Date         09/15/2017    10/15/2012     10/15/2009    02/15/2008    12/15/2005    05/15/2005    08/15/2004
Payment Windows (mos.)                  141           105            81            63            37            30            21

A-1A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10%           15%            20%           30%           32%           35%           40%
PPC (Group F Loans)                     50%           75%           100%          115%          160%          175%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    6.49          4.56           3.46          2.60          2.06          1.84          1.52
First Principal Payment Date        12/15/1999    12/15/1999     12/15/1999    12/15/1999    12/15/1999    12/15/1999    12/15/1999
Last Principal Payment Date         09/15/2017    10/15/2012     10/15/2009    02/15/2008    12/15/2005    05/15/2005    08/15/2004
Payment Windows (mos.)                  214           155           119            99            73            66            57

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Delta Funding Home Equity Loan Trust 1999-3
      Home Equity Loan Asset Backed Certificates, Series 1999-3
--------------------------------------------------------------------------------

                              GROUP A Net WAC CAP*

-------------------------------------------   ------------------------------------------  ------------------------------------------
   Period Pay Date  Scenario I  Scenario II    Period  Pay Date  Scenario I Scenario II    Period  Pay Date  Scenario I  Scenario II
===========================================   ==========================================  ==========================================
        1 12/15/99        9.87        9.87         36  11/15/02      11.04        11.89        71  10/15/05       11.79       14.00
        2  1/15/00        9.87        9.87         37  12/15/02      11.79        13.18        72  11/15/05       11.79       14.00
        3  2/15/00        9.87        9.87         38   1/15/03      11.79        13.18        73  12/15/05       11.79       14.00
        4  3/15/00        9.87        9.87         39   2/15/03      11.79        13.18        74   1/15/06       11.79       14.00
        5  4/15/00        9.87        9.87         40   3/15/03      11.79        13.25        75   2/15/06       11.79       14.00
        6  5/15/00        9.87        9.87         41   4/15/03      11.79        13.25        76   3/15/06       11.79       14.00
        7  6/15/00        9.87        9.87         42   5/15/03      11.79        13.70        77   4/15/06       11.79       14.00
        8  7/15/00        9.87        9.87         43   6/15/03      11.79        14.00        78   5/15/06       11.79       14.00
        9  8/15/00        9.87        9.87         44   7/15/03      11.79        14.00        79   6/15/06       11.79       14.00
       10  9/15/00        9.87        9.87         45   8/15/03      11.79        14.00        80   7/15/06       11.79       14.00
       11 10/15/00        9.87        9.87         46   9/15/03      11.79        14.00        81   8/15/06       11.79       14.00
       12 11/15/00        9.87        9.87         47  10/15/03      11.79        14.00        82   9/15/06       11.79       14.00
       13 12/15/00        9.87        9.87         48  11/15/03      11.79        14.00        83  10/15/06       11.79       14.00
       14  1/15/01        9.87        9.87         49  12/15/03      11.79        14.00        84  11/15/06       11.79       14.00
       15  2/15/01        9.87        9.87         50   1/15/04      11.79        14.00        85  12/15/06       11.79       14.00
       16  3/15/01        9.87        9.87         51   2/15/04      11.79        14.00        86   1/15/07       11.79       14.00
       17  4/15/01        9.87        9.87         52   3/15/04      11.79        14.00        87   2/15/07       11.79       14.00
       18  5/15/01        9.87        9.87         53   4/15/04      11.79        14.00        88   3/15/07       11.79       14.00
       19  6/15/01        9.87        9.87         54   5/15/04      11.79        14.00        89   4/15/07       11.79       14.00
       20  7/15/01        9.87        9.87         55   6/15/04      11.79        14.00        90   5/15/07       11.79       14.00
       21  8/15/01        9.87        9.87         56   7/15/04      11.79        14.00        91   6/15/07       11.79       14.00
       22  9/15/01        9.90        9.91         57   8/15/04      11.79        14.00        92   7/15/07       11.79       14.00
       23 10/15/01        9.90        9.91         58   9/15/04      11.79        14.00        93   8/15/07       11.79       14.00
       24 11/15/01       10.03       10.11         59  10/15/04      11.79        14.00        94   9/15/07       11.79       14.00
       25 12/15/01       10.16       10.33         60  11/15/04      11.79        14.00        95  10/15/07       11.79       14.00
       26  1/15/02       10.16       10.33         61  12/15/04      11.79        14.00        96  11/15/07       11.79       14.00
       27  2/15/02       10.16       10.33         62   1/15/05      11.79        14.00        97  12/15/07       11.79       14.00
       28  3/15/02       10.16       10.34         63   2/15/05      11.79        14.00        98   1/15/08       11.79       14.00
       29  4/15/02       10.16       10.34         64   3/15/05      11.79        14.00        99   2/15/08       11.79       14.00
                                                                                          ------------------------------------------
       30  5/15/02       10.17       10.41         65   4/15/05      11.79        14.00
       31  6/15/02       10.17       10.49         66   5/15/05      11.79        14.00
       32  7/15/02       10.17       10.49         67   6/15/05      11.79        14.00
       33  8/15/02       10.17       10.49         68   7/15/05      11.79        14.00
       34  9/15/02       10.31       10.69         69   8/15/05      11.79        14.00
       35 10/15/02       10.31       10.69         70   9/15/05      11.79        14.00
-------------------------------------------   ------------------------------------------

* Group A Net WAC Cap in Scenario I is calculated assuming 6 month LIBOR stays constant at 6.07625% and run at the pricing speed to call.

Group A Net WAC Cap in Scenario II is calculated assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                                  IO Price/Yield

Bond Class: IOF

----------------------------------------------------------------------------------------------------------------
  Settle Date     Call %     Run To   Description    First Accrual    Next Pay    Actual Delay    Issue Balance
                                                         Date           Date
----------------------------------------------------------------------------------------------------------------
  11/30/1999       10.0       Call         IO          11/01/1999    12/15/1999        14         200,200,000.00
----------------------------------------------------------------------------------------------------------------
   Balance       Principal   Coupon    Interest   Index    Margin
                   Type                  Type     Type              Accrued Interest
------------------------------------------------------------------------------------
200,200,000.00   Notional    6.00000    Fixed     None     0.0000      967,633.33
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  PP=25.0      PP=50.0      PP=53.0      PP=54.0      PP=55.0      PP=60.0      PP=61.0      PP=62.0      PP=65.0
------------------------------------------------------------------------------------------------------------------------------------
    8.71765       7.60000      7.60000      7.60000      7.60000      6.66260      0.80178      0.71218     -0.96608     -5.37065
------------------------------------------------------------------------------------------------------------------------------------
WAL               1.61955      1.61955      1.61955      1.61955      1.60173      1.50379      1.50244      1.47780      1.41828
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur           1.01110      1.01110      1.01110      1.01110      1.00339      0.96499      0.96455      0.95608      0.93819
------------------------------------------------------------------------------------------------------------------------------------
FirstPrinPay    02/15/2000   02/15/2000   02/15/2000   02/15/2000   02/15/2000   02/15/2000   02/15/2000   02/15/2000   02/15/2000
------------------------------------------------------------------------------------------------------------------------------------
Maturity        11/15/2002   11/15/2002   11/15/2002   11/15/2002   10/15/2002   05/15/2002   05/15/2002   04/15/2002   02/15/2002
------------------------------------------------------------------------------------------------------------------------------------
Prin Window         34           34           34           34           33           28           28           27           25
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                          M1 (to Call -  Deal does not Stepdown)

Bond Class: M1

-------------------------------------------------------------------------------------------------------------
  Settle Date    Call %    Run To    Description   First Accrual    Next Pay    Actual Delay    Issue Balance
                                                       Date           Date
-------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0      Call         MEZ         11/01/1999    12/15/1999       14          44,450,000.00
-------------------------------------------------------------------------------------------------------------

    Balance        Principal     Coupon    Interest   Index Type    Margin
                     Type                    Type                             Accrued Interest
----------------------------------------------------------------------------------------------
 44,450,000.00      Normal       7.6000      Fixed      None        0.0000       272,132.78
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                    PP=50.0;10.0;50.0    PP=75.0;15.0;75.0    PP=100.0;20.0;100.0    PP=115.0;30.0;115.0    PP=160.0;32.0;160.0
---------------------------------------------------------------------------------------------------------------------------------
    97.13548              8.01                  8.07                  8.13                   8.20                  8.32
---------------------------------------------------------------------------------------------------------------------------------
WAL                      16.38                 11.86                  9.06                   7.48                  5.55
---------------------------------------------------------------------------------------------------------------------------------
Mod Dur                   8.92                  7.46                  6.25                   5.46                  4.33
---------------------------------------------------------------------------------------------------------------------------------
FirstPrinPay           09/15/2014            07/15/2010            01/15/2008             08/15/2006            11/15/2004
---------------------------------------------------------------------------------------------------------------------------------
Maturity               09/15/2017            10/15/2012            10/15/2009             02/15/2008            12/15/2005
---------------------------------------------------------------------------------------------------------------------------------
Prin Window                37                   28                     22                     19                    14
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                    PP=175.0;35.0;175.0      PP=200.0;40.0;200.0
----------------------------------------------------------------
    97.13548               8.37                      8.46
----------------------------------------------------------------
WAL                        5.02                      4.31
----------------------------------------------------------------
Mod Dur                    3.99                      3.52
----------------------------------------------------------------
FirstPrinPay            05/15/2004                10/15/2003
----------------------------------------------------------------
Maturity                05/15/2005                08/15/2004
----------------------------------------------------------------
Prin Window                 13                        11
----------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                           M1 (to Mat -  Deal does not Stepdown)

Bond Class: M1

-------------------------------------------------------------------------------------------------------------
  Settle Date    Call %    Run To    Description   First Accrual    Next Pay    Actual Delay    Issue Balance
                                                       Date           Date
-------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0    Maturity       MEZ         11/01/1999    12/15/1999       14          44,450,000.00
-------------------------------------------------------------------------------------------------------------

    Balance        Principal     Coupon    Interest   Index Type    Margin
                     Type                    Type                             Accrued Interest
----------------------------------------------------------------------------------------------
 44,450,000.00      Normal       7.6000      Fixed      None        0.0000       272,132.78
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                    PP=50.0;10.0;50.0    PP=75.0;15.0;75.0    PP=100.0;20.0;100.0    PP=115.0;30.0;115.0    PP=160.0;32.0;160.0
---------------------------------------------------------------------------------------------------------------------------------
    97.13548              8.01                  8.07                  8.13                   8.19                  8.32
---------------------------------------------------------------------------------------------------------------------------------
WAL                      16.41                 11.89                  9.08                   7.50                  5.57
---------------------------------------------------------------------------------------------------------------------------------
Mod Dur                   8.93                  7.47                  6.26                   5.46                  4.34
---------------------------------------------------------------------------------------------------------------------------------
FirstPrinPay           09/15/2014            07/15/2010            01/15/2008             08/15/2006            11/15/2004
---------------------------------------------------------------------------------------------------------------------------------
Maturity               04/15/2018            04/15/2013            02/15/2010             05/15/2008            03/15/2006
---------------------------------------------------------------------------------------------------------------------------------
Prin Window                44                   34                     26                     22                    17
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                    PP=175.0;35.0;175.0      PP=200.0;40.0;200.0
----------------------------------------------------------------
    97.13548               8.37                      8.45
----------------------------------------------------------------
WAL                        5.04                      4.32
----------------------------------------------------------------
Mod Dur                    4.00                      3.52
----------------------------------------------------------------
FirstPrinPay            05/15/2004                10/15/2003
----------------------------------------------------------------
Maturity                08/15/2005                10/15/2004
----------------------------------------------------------------
Prin Window                 16                        13
----------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                                           Delta

Bond Class: B

--------------------------------------------------------------------------------------------------------------
  Settle Date    Call %     Run To    Description   First Accrual    Next Pay    Actual Delay    Issue Balance
                                                        Date           Date
--------------------------------------------------------------------------------------------------------------
  11/30/1999     10.0      Maturity      SUB         11/01/1999     12/15/1999        14         29,750,000.00
--------------------------------------------------------------------------------------------------------------

   Balance       Principal Type   Coupon    Interest  Index Type     Margin                       Loss
                                              Type                            Accrued Interest    Sev.   Delay
----------------------------------------------------------------------------------------------    ------------
29,750,000.00       Normal        7.6000      Fixed      None        0.0000      182,136.11        50%    12
----------------------------------------------------------------------------------------------    ------------

--------------------------------------------------------------------------------------------------------------------------
                                                 PP=50.0;10.0;50.0           PP=75.0;15.0;75.0     PP=100.0;20.0;100.0
--------------------------------------------------------------------------------------------------------------------------
      DD=0.0;0.0;0.0          81.82042                10.50                        11.17                 11.90
--------------------------------------------------------------------------------------------------------------------------
                          WAL                         12.27                         8.76                  6.69
--------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                     6.74                          5.47                  4.52
--------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay              01/15/2006                   02/15/2004            02/15/2003
--------------------------------------------------------------------------------------------------------------------------
                          Maturity                  06/15/2022                   09/15/2016            12/15/2012
--------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent             0.00                          0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
      DD=1.0;1.0;1.0      81.82042                    10.61                        11.27                 12.00
--------------------------------------------------------------------------------------------------------------------------
                          WAL                         11.53                         8.37                  6.46
--------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                     6.50                          5.30                  4.41
--------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay              08/15/2005                   12/15/2003            01/15/2003
--------------------------------------------------------------------------------------------------------------------------
                          Maturity                  04/15/2021                   12/15/2015            07/15/2012
--------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent             3.75                          2.77                  2.16
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
      DD=3.0;3.0;3.0      81.82042                    10.82                        11.49                 12.21
--------------------------------------------------------------------------------------------------------------------------
                          WAL                         10.26                         7.68                  6.06
--------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                     6.06                          5.00                  4.21
--------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay              01/15/2005                   09/15/2003            12/15/2002
--------------------------------------------------------------------------------------------------------------------------
                          Maturity                  03/15/2019                   09/15/2014            09/15/2011
--------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent             10.03                         7.61                  6.06
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
      DD=5.0;5.0;5.0      81.82042                    10.99                        10.85                  9.20
--------------------------------------------------------------------------------------------------------------------------
                          WAL                          9.37                         7.65                  7.73
--------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                      5.77                         5.29                  5.16
--------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay              04/15/2005                   09/15/2004            02/15/2004
--------------------------------------------------------------------------------------------------------------------------
                          Maturity                  05/15/2017                   12/15/2013            11/15/2029
--------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent             15.04                        11.69                  9.47
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                  PP=115.0;30.0;115.0         PP=160.0;32.0;160.0        PP=175.0;35.0;175.0
------------------------------------------------------------------------------------------------------------------------------
      DD=0.0;0.0;0.0          81.82042                   12.54                      13.55                      13.86
------------------------------------------------------------------------------------------------------------------------------
                          WAL                             5.53                       4.31                       4.03
------------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                         3.92                       3.26                       3.10
------------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay                 12/15/2002                 12/15/2002                 12/15/2002
------------------------------------------------------------------------------------------------------------------------------
                          Maturity                     10/15/2010                 12/15/2007                 03/15/2007
------------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent                 0.00                       0.00                       0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      DD=1.0;1.0;1.0      81.82042                       12.64                      13.61                       13.92
------------------------------------------------------------------------------------------------------------------------------
                          WAL                             5.39                       4.25                        3.98
------------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                         3.85                       3.23                        3.07
------------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay                  12/15/2002                 12/15/2002                 12/15/2002
------------------------------------------------------------------------------------------------------------------------------
                          Maturity                      06/15/2010                 10/15/2007                 01/15/2007
------------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent                 1.80                       1.38                        1.26
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      DD=3.0;3.0;3.0      81.82042                       12.82                      13.74                       14.01
------------------------------------------------------------------------------------------------------------------------------
                          WAL                             5.14                       4.14                        3.90
------------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                         3.71                       3.16                        3.03
------------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay                  12/15/2002                 12/15/2002                 12/15/2002
------------------------------------------------------------------------------------------------------------------------------
                          Maturity                      11/15/2009                 06/15/2007                 10/15/2006
------------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent                 5.11                       3.98                        3.65
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      DD=5.0;5.0;5.0      81.82042                        6.55                       4.45                        3.28
------------------------------------------------------------------------------------------------------------------------------
                          WAL                             6.51                       5.10                        4.69
------------------------------------------------------------------------------------------------------------------------------
                          Mod Dur                         5.00                       4.51                        4.37
------------------------------------------------------------------------------------------------------------------------------
                          FirstPrinPay                  10/15/2003                 02/15/2003                 12/15/2002
------------------------------------------------------------------------------------------------------------------------------
                          Maturity                      11/15/2029                 11/15/2029                 11/15/2029
------------------------------------------------------------------------------------------------------------------------------
                          CollLossPercent                 8.08                       6.38                        5.87
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                               PP=200.0;40.0;200.0
------------------------------------------------------------------
      DD=0.0;0.0;0.0          81.82042               14.29
------------------------------------------------------------------
                          WAL                         3.70
------------------------------------------------------------------
                          Mod Dur                     2.91
------------------------------------------------------------------
                          FirstPrinPay              12/15/2002
------------------------------------------------------------------
                          Maturity                  02/15/2006
------------------------------------------------------------------
                          CollLossPercent             0.00
------------------------------------------------------------------

------------------------------------------------------------------
      DD=1.0;1.0;1.0      81.82042                    14.32
------------------------------------------------------------------
                          WAL                          3.67
------------------------------------------------------------------
                          Mod Dur                      2.89
------------------------------------------------------------------
                          FirstPrinPay               12/15/2002
------------------------------------------------------------------
                          Maturity                   01/15/2006
------------------------------------------------------------------
                          CollLossPercent              1.10
------------------------------------------------------------------

------------------------------------------------------------------
      DD=3.0;3.0;3.0      81.82042                    14.05
------------------------------------------------------------------
                          WAL                          3.95
------------------------------------------------------------------
                          Mod Dur                      3.01
------------------------------------------------------------------
                          FirstPrinPay               12/15/2002
------------------------------------------------------------------
                          Maturity                   03/15/2010
------------------------------------------------------------------
                          CollLossPercent              3.20
------------------------------------------------------------------

------------------------------------------------------------------
      DD=5.0;5.0;5.0      81.82042                     1.32
------------------------------------------------------------------
                          WAL                          4.14
------------------------------------------------------------------
                          Mod Dur                      4.15
------------------------------------------------------------------
                          FirstPrinPay               12/15/2002
------------------------------------------------------------------
                          Maturity                   11/15/2029
------------------------------------------------------------------
                          CollLossPercent              5.18
------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------

Bond Class: B

------------------------------------------------------------------------------------------------------------------
  Settle Date     Call %       Run To    Description    First Accrual    Next Pay     Actual Delay   Issue Balance
                                                            Date           Date
------------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0        Maturity       SUB         11/01/1999     12/15/1999         14        29,750,000.00
------------------------------------------------------------------------------------------------------------------

   Balance         Principal   Coupon    Interest   Index Type    Margin                             Loss
                     Type                  Type                               Accrued Interest       Sev.    Delay
----------------------------------------------------------------------------------------------       -------------
29,750,000.00       Normal     7.6000     Fixed        None        0.0000       182,136.11           50%      12
----------------------------------------------------------------------------------------------       -------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    PP=50.0;10.0;50.0            PP=75.0;15.0;75.0          PP=100.0;20.0;100.0
----------------------------------------------------------------------------------------------------------------------------------
    DD=7.0;7.0;7.0                 81.82042             -16.25                       -19.98                      -21.88
----------------------------------------------------------------------------------------------------------------------------------
                                WAL                       5.03                         4.50                        4.16
----------------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                   5.98                         5.80                        6.03
----------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay
----------------------------------------------------------------------------------------------------------------------------------
                                Maturity               02/15/2014                   03/15/2013                  07/15/2014
----------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent          19.10                        15.17                       12.48
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    DD=9.0;9.0;9.0                81.82042              -74.82                       -77.60                      -80.18
----------------------------------------------------------------------------------------------------------------------------------
                                WAL                       2.36                         2.29                        2.23
----------------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                   3.12                         3.11                        3.10
----------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay
----------------------------------------------------------------------------------------------------------------------------------
                                Maturity               07/15/2003                   06/15/2003                  05/15/2003
----------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent          22.44                        18.16                       15.15
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  DD=11.0;11.0;11.0               81.82042              -97.33                       -99.00                     -100.58
----------------------------------------------------------------------------------------------------------------------------------
                                WAL                       1.92                         1.89                        1.86
----------------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                   3.00                         3.01                        3.02
----------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay
----------------------------------------------------------------------------------------------------------------------------------
                                Maturity               07/15/2002                   06/15/2002                  06/15/2002
----------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent          25.22                        20.76                       17.54
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 DD=100.0;100.0;100.0             81.82042                0.44                        -1.10                       -4.05
----------------------------------------------------------------------------------------------------------------------------------
                                WAL                       5.40                         4.20                        4.66
----------------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                  11.34                        11.24                       12.45
----------------------------------------------------------------------------------------------------------------------------------
 Def Curve is 11% first         FirstPrinPay           05/15/2010                   11/15/2008                  01/15/2009
12 months and 5% thereafter
----------------------------------------------------------------------------------------------------------------------------------
                                Maturity               01/15/2017                   07/15/2014                  11/15/2029
----------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent          17.14                        13.96                       11.83
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      PP=115.0;30.0;115.0     PP=160.0;32.0;160.0      PP=175.0;35.0;175.0
-----------------------------------------------------------------------------------------------------------------------------
    DD=7.0;7.0;7.0                 81.82042               -29.85                   -11.50                   -12.13
-----------------------------------------------------------------------------------------------------------------------------
                                WAL                         3.65                     3.89                     3.74
-----------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                     5.12                     9.98                     9.25
-----------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                                      12/15/2012               02/15/2012
-----------------------------------------------------------------------------------------------------------------------------
                                Maturity                 06/15/2010               11/15/2029               11/15/2029
-----------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent            10.75                     8.60                     7.96
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    DD=9.0;9.0;9.0                81.82042                -82.81                   -85.56                   -86.77
-----------------------------------------------------------------------------------------------------------------------------
                                WAL                         2.17                     2.11                     2.08
-----------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                     3.09                     3.09                     3.09
-----------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay
-----------------------------------------------------------------------------------------------------------------------------
                                Maturity                 03/15/2003               02/15/2003               02/15/2003
-----------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent            13.17                    10.67                     9.90
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  DD=11.0;11.0;11.0               81.82042               -102.30                  -104.21                  -105.11
-----------------------------------------------------------------------------------------------------------------------------
                                WAL                         1.83                     1.79                     1.78
-----------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                     3.02                     3.04                     3.05
-----------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay
-----------------------------------------------------------------------------------------------------------------------------
                                Maturity                 05/15/2002               05/15/2002               05/15/2002
-----------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent            15.37                    12.60                    11.73
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 DD=100.0;100.0;100.0             81.82042                -10.98                   -48.61                   -68.34
-----------------------------------------------------------------------------------------------------------------------------
                                WAL                         3.11                     2.20                     2.03
-----------------------------------------------------------------------------------------------------------------------------
                                Mod Dur                    15.14                     6.35                     4.63
-----------------------------------------------------------------------------------------------------------------------------
 Def Curve is 11% first         FirstPrinPay             12/15/2018
12 months and 5% thereafter
-----------------------------------------------------------------------------------------------------------------------------
                                Maturity                 11/15/2029               07/15/2010               04/15/2006
-----------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent            10.48                     8.82                     8.32
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                          PP=200.0;40.0;200.0
-----------------------------------------------------------------------------
    DD=7.0;7.0;7.0                 81.82042                    -13.80
-----------------------------------------------------------------------------
                                WAL                              3.45
-----------------------------------------------------------------------------
                                Mod Dur                          8.17
-----------------------------------------------------------------------------
                                FirstPrinPay                  11/15/2004
-----------------------------------------------------------------------------
                                Maturity                      11/15/2029
-----------------------------------------------------------------------------
                                CollLossPercent                  7.05
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
    DD=9.0;9.0;9.0                81.82042                     -88.67
-----------------------------------------------------------------------------
                                WAL                              2.04
-----------------------------------------------------------------------------
                                Mod Dur                          3.10
-----------------------------------------------------------------------------
                                FirstPrinPay
-----------------------------------------------------------------------------
                                Maturity                      01/15/2003
-----------------------------------------------------------------------------
                                CollLossPercent                  8.82
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
  DD=11.0;11.0;11.0               81.82042                    -106.57
-----------------------------------------------------------------------------
                                WAL                              1.75
-----------------------------------------------------------------------------
                                Mod Dur                          3.06
-----------------------------------------------------------------------------
                                FirstPrinPay
-----------------------------------------------------------------------------
                                Maturity                      04/15/2002
-----------------------------------------------------------------------------
                                CollLossPercent                 10.50
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 DD=100.0;100.0;100.0             81.82042                     -86.75
-----------------------------------------------------------------------------
                                WAL                              1.89
-----------------------------------------------------------------------------
                                Mod Dur                          3.70
-----------------------------------------------------------------------------
 Def Curve is 11% first         FirstPrinPay
12 months and 5% thereafter
-----------------------------------------------------------------------------
                                Maturity                      06/15/2004
-----------------------------------------------------------------------------
                                CollLossPercent                  7.61
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                                           Delta

Bond Class: M2

--------------------------------------------------------------------------------------------------------------------
  Settle Date     Call %      Run To     Description   First Accrual    Next Pay      Actual Delay     Issue Balance
                                                           Date           Date
--------------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0       Maturity       MEZ         11/01/1999     12/15/1999         14           24,850,000.00
--------------------------------------------------------------------------------------------------------------------

   Balance        Principal Type     Coupon    Interest   Index Type    Margin                         Loss
                                                 Type                            Accrued Interest      Sev.    Delay
-------------------------------------------------------------------------------------------------      -------------
24,850,000.00         Normal         7.6000      Fixed       None       0.0000      152,137.22         50%      12
-------------------------------------------------------------------------------------------------      -------------

--------------------------------------------------------------------------------------------------------------------------------
                                                PP=50.0;10.0;50.0               PP=75.0;15.0;75.0         PP=100.0;20.0;100.0
--------------------------------------------------------------------------------------------------------------------------------
   DD=0.0;0.0;0.0       92.24007                      8.78                            9.03                       9.30
--------------------------------------------------------------------------------------------------------------------------------
                        WAL                          12.84                            9.24                       7.07
--------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       7.26                            5.90                       4.89
--------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               01/15/2006                      02/15/2004                 02/15/2003
--------------------------------------------------------------------------------------------------------------------------------
                        Maturity                   08/15/2024                      01/15/2019                 10/15/2014
--------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               0.00                            0.00                       0.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   DD=1.0;1.0;1.0       92.24007                      8.82                            9.07                       9.33
--------------------------------------------------------------------------------------------------------------------------------
                        WAL                          12.09                            8.83                       6.84
--------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       7.00                            5.72                       4.77
--------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               08/15/2005                      12/15/2003                 01/15/2003
--------------------------------------------------------------------------------------------------------------------------------
                        Maturity                   09/15/2023                      03/15/2018                 04/15/2014
--------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               3.75                            2.77                       2.16
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   DD=3.0;3.0;3.0       92.24007                      8.90                            9.15                       9.41
--------------------------------------------------------------------------------------------------------------------------------
                        WAL                          10.79                            8.11                       6.41
--------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       6.53                            5.40                       4.55
--------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               01/15/2005                      09/15/2003                 12/15/2002
--------------------------------------------------------------------------------------------------------------------------------
                        Maturity                   08/15/2021                      10/15/2016                 05/15/2013
--------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent              10.03                            7.61                       6.06
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   DD=5.0;5.0;5.0       92.24007                      8.97                            9.21                       9.45
--------------------------------------------------------------------------------------------------------------------------------
                        WAL                           9.75                            7.59                       6.22
--------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       6.14                            5.19                       4.47
--------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               01/15/2005                      03/15/2004                 07/15/2003
--------------------------------------------------------------------------------------------------------------------------------
                        Maturity                   09/15/2019                      06/15/2015                 05/15/2018
--------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               15.04                           11.69                      9.47
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                 PP=115.0;30.0;115.0         PP=160.0;32.0;160.0         PP=175.0;35.0;175.0
------------------------------------------------------------------------------------------------------------------------------
   DD=0.0;0.0;0.0       92.24007                        9.53                        9.89                       9.99
------------------------------------------------------------------------------------------------------------------------------
                        WAL                             5.86                        4.60                       4.32
------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                         4.25                        3.56                       3.40
------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002                  01/15/2003                 02/15/2003
------------------------------------------------------------------------------------------------------------------------------
                        Maturity                     05/15/2012                  02/15/2009                 04/15/2008
------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent                 0.00                        0.00                       0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   DD=1.0;1.0;1.0       92.24007                        9.57                        9.91                      10.01
------------------------------------------------------------------------------------------------------------------------------
                        WAL                             5.71                        4.54                       4.27
------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                         4.17                        3.52                       3.37
------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002                  01/15/2003                 02/15/2003
------------------------------------------------------------------------------------------------------------------------------
                        Maturity                     01/15/2012                  12/15/2008                 02/15/2008
------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent                 1.80                        1.38                       1.26
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   DD=3.0;3.0;3.0       92.24007                        9.64                        9.97                      10.07
------------------------------------------------------------------------------------------------------------------------------
                        WAL                             5.44                        4.39                       4.14
------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                         4.02                        3.43                       3.29
------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002                  01/15/2003                 01/15/2003
------------------------------------------------------------------------------------------------------------------------------
                        Maturity                     05/15/2011                  08/15/2008                 10/15/2007
------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent                 5.11                        3.98                       3.65
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   DD=5.0;5.0;5.0       92.24007                        9.65                       10.02                      10.12
------------------------------------------------------------------------------------------------------------------------------
                        WAL                             5.38                        4.29                       4.05
------------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                         3.99                        3.35                       3.21
------------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay                 02/15/2003                  12/15/2002                 12/15/2002
------------------------------------------------------------------------------------------------------------------------------
                        Maturity                     03/15/2016                  05/15/2012                 05/15/2011
------------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent                 8.08                        6.38                       5.87
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                  PP=200.0;40.0;200.0
---------------------------------------------------------------------
   DD=0.0;0.0;0.0       92.24007                        10.11
---------------------------------------------------------------------
                        WAL                              4.01
---------------------------------------------------------------------
                        Mod Dur                          3.22
---------------------------------------------------------------------
                        FirstPrinPay                 03/15/2003
---------------------------------------------------------------------
                        Maturity                     01/15/2007
---------------------------------------------------------------------
                        CollLossPercent                  0.00
---------------------------------------------------------------------

---------------------------------------------------------------------
   DD=1.0;1.0;1.0       92.24007                        10.13
---------------------------------------------------------------------
                        WAL                              3.99
---------------------------------------------------------------------
                        Mod Dur                          3.21
---------------------------------------------------------------------
                        FirstPrinPay                 03/15/2003
---------------------------------------------------------------------
                        Maturity                     12/15/2006
---------------------------------------------------------------------
                        CollLossPercent                  1.10
---------------------------------------------------------------------

---------------------------------------------------------------------
   DD=3.0;3.0;3.0       92.24007                        10.19
---------------------------------------------------------------------
                        WAL                              3.86
---------------------------------------------------------------------
                        Mod Dur                          3.12
---------------------------------------------------------------------
                        FirstPrinPay                 01/15/2003
---------------------------------------------------------------------
                        Maturity                     09/15/2006
---------------------------------------------------------------------
                        CollLossPercent                  3.20
---------------------------------------------------------------------

---------------------------------------------------------------------
   DD=5.0;5.0;5.0       92.24007                        10.26
---------------------------------------------------------------------
                        WAL                              3.77
---------------------------------------------------------------------
                        Mod Dur                          3.05
---------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002
---------------------------------------------------------------------
                        Maturity                     11/15/2009
---------------------------------------------------------------------
                        CollLossPercent                  5.18
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------

Bond Class: M2

-------------------------------------------------------------------------------------------------------------------
  Settle Date     Call %      Run To     Description    First Accrual     Next Pay    Actual Delay    Issue Balance
                                                            Date            Date
-------------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0       Maturity       MEZ          11/01/1999      12/15/1999       14          24,850,000.00
-------------------------------------------------------------------------------------------------------------------

   Balance        Principal   Coupon    Interest Type   Index Type    Margin                          Loss
                    Type                                                        Accrued Interest       Sev.  Delay
-------------------------------------------------------------------------------------------------------------------
24,850,000.00      Normal     7.6000        Fixed          None       0.0000       152,137.22          50%     12
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                           PP=50.0;10.0;50.0       PP=75.0;15.0;75.0    PP=100.0;20.0;100.0
-------------------------------------------------------------------------------------------------------------------------------
    DD=7.0;7.0;7.0               92.24007                        8.42                    8.70                  9.07
-------------------------------------------------------------------------------------------------------------------------------
                               WAL                              13.62                   10.75                  8.56
-------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                           7.41                    6.38                  5.50
-------------------------------------------------------------------------------------------------------------------------------
                               FirstPrinPay                   11/15/2007              12/15/2005            09/15/2004
-------------------------------------------------------------------------------------------------------------------------------
                               Maturity                       11/15/2029              11/15/2029            11/15/2029
-------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                  19.10                   15.17                 12.48
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    DD=9.0;9.0;9.0             92.24007                        -18.73                  -15.85                 -4.23
-------------------------------------------------------------------------------------------------------------------------------
                               WAL                               5.93                    6.24                  7.52
-------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                           4.53                    4.97                  9.11
-------------------------------------------------------------------------------------------------------------------------------
                               FirstPrinPay                                                                 08/15/2010
-------------------------------------------------------------------------------------------------------------------------------
                               Maturity                       03/15/2009              04/15/2011            11/15/2029
-------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                  22.44                   18.16                 15.15
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   DD=11.0;11.0;11.0           92.24007                        -49.79                  -49.47                -48.68
-------------------------------------------------------------------------------------------------------------------------------
                               WAL                               3.49                    3.49                  3.51
-------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                           3.36                    3.38                  3.43
-------------------------------------------------------------------------------------------------------------------------------
                               FirstPrinPay
-------------------------------------------------------------------------------------------------------------------------------
                               Maturity                       07/15/2004              08/15/2004            11/15/2004
-------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                  25.22                    20.76                17.54
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   DD=100.0;100.0;100.0        92.24007                          8.91                    9.06                  9.20
-------------------------------------------------------------------------------------------------------------------------------
                               WAL                              10.30                    8.53                  7.40
-------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                           6.50                    5.78                  5.23
-------------------------------------------------------------------------------------------------------------------------------
 Def Curve is 11% first 12     FirstPrinPay                   11/15/2006              11/15/2005            01/15/2005
 months and 5% thereafter
-------------------------------------------------------------------------------------------------------------------------------
                               Maturity                       05/15/2019              03/15/2015            02/15/2018
-------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                  17.14                   13.96                 11.83
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         PP=115.0;30.0;115.0     PP=160.0;32.0;160.0        PP=175.0;35.0;175.0
---------------------------------------------------------------------------------------------------------------------------------
    DD=7.0;7.0;7.0               92.24007                       8.99                    9.78                       9.95
---------------------------------------------------------------------------------------------------------------------------------
                               WAL                              7.44                    4.92                       4.44
---------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                          4.93                    3.77                       3.47
---------------------------------------------------------------------------------------------------------------------------------
                               FirstPrinPay                  01/15/2004              01/15/2003                 12/15/2002
---------------------------------------------------------------------------------------------------------------------------------
                               Maturity                      11/15/2029              12/15/2012                 09/15/2011
---------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                 10.75                    8.60                       7.96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    DD=9.0;9.0;9.0             92.24007                        -3.60                   -0.72                      -0.16
---------------------------------------------------------------------------------------------------------------------------------
                               WAL                              7.06                    6.04                       5.61
---------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                          7.66                    5.43                       4.91
---------------------------------------------------------------------------------------------------------------------------------
                               FirstPrinPay                  02/15/2007              03/15/2004                 08/15/2003
---------------------------------------------------------------------------------------------------------------------------------
                               Maturity                      11/15/2029              11/15/2029                 11/15/2029
---------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                 13.17                   10.67                       9.90
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   DD=11.0;11.0;11.0           92.24007                       -48.29                  -42.86                     -39.24
---------------------------------------------------------------------------------------------------------------------------------
                               WAL                              3.51                    3.69                       3.80
---------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                          3.46                    3.75                       3.99
---------------------------------------------------------------------------------------------------------------------------------
                               FirstPrinPay
---------------------------------------------------------------------------------------------------------------------------------
                               Maturity                      12/15/2004              01/15/2006                 02/15/2007
---------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                  15.37                  12.60                      11.73
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   DD=100.0;100.0;100.0        92.24007                         9.27                    9.45                       9.18
---------------------------------------------------------------------------------------------------------------------------------
                               WAL                              7.42                    6.31                       5.88
---------------------------------------------------------------------------------------------------------------------------------
                               Mod Dur                          5.11                    4.45                       4.21
---------------------------------------------------------------------------------------------------------------------------------
 Def Curve is 11% first 12     FirstPrinPay                  06/15/2004              07/15/2003                 04/15/2003
 months and 5% thereafter
---------------------------------------------------------------------------------------------------------------------------------
                               Maturity                      12/15/2018              11/15/2029                 11/15/2029
---------------------------------------------------------------------------------------------------------------------------------
                               CollLossPercent                 10.48                    8.82                       8.32
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                         PP=200.0;40.0;200.0
----------------------------------------------------------------------------
    DD=7.0;7.0;7.0               92.24007                      10.18
----------------------------------------------------------------------------
                               WAL                              3.92
----------------------------------------------------------------------------
                               Mod Dur                          3.14
----------------------------------------------------------------------------
                               FirstPrinPay                  12/15/2002
----------------------------------------------------------------------------
                               Maturity                      03/15/2010
----------------------------------------------------------------------------
                               CollLossPercent                  7.05
----------------------------------------------------------------------------

----------------------------------------------------------------------------
    DD=9.0;9.0;9.0             92.24007                         0.74
----------------------------------------------------------------------------
                               WAL                              4.97
----------------------------------------------------------------------------
                               Mod Dur                          4.20
----------------------------------------------------------------------------
                               FirstPrinPay                  12/15/2002
----------------------------------------------------------------------------
                               Maturity                      11/15/2029
----------------------------------------------------------------------------
                               CollLossPercent                  8.82
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   DD=11.0;11.0;11.0           92.24007                       -14.46
----------------------------------------------------------------------------
                               WAL                              4.35
----------------------------------------------------------------------------
                               Mod Dur                          7.42
----------------------------------------------------------------------------
                               FirstPrinPay                  08/15/2005
----------------------------------------------------------------------------
                               Maturity                      11/15/2029
----------------------------------------------------------------------------
                               CollLossPercent                 10.50
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   DD=100.0;100.0;100.0        92.24007                         8.66
----------------------------------------------------------------------------
                               WAL                              5.17
----------------------------------------------------------------------------
                               Mod Dur                          3.83
----------------------------------------------------------------------------
 Def Curve is 11% first 12     FirstPrinPay                  12/15/2002
 months and 5% thereafter
----------------------------------------------------------------------------
                               Maturity                      11/15/2029
----------------------------------------------------------------------------
                               CollLossPercent                  7.61
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                                           Delta

Bond Class: B

-----------------------------------------------------------------------------------------------------------------
  Settle Date     Call %     Run To    Description    First Accrual     Next Pay    Actual Delay    Issue Balance
                                                          Date            Date
-----------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0      Maturity       SUB         11/01/1999      12/15/1999        14         29,750,000.00
-----------------------------------------------------------------------------------------------------------------

   Balance         Principal    Coupon    Interest    Index Type    Margin                          Loss
                     Type                   Type                             Accrued Interest       Sev.    Delay
-----------------------------------------------------------------------------------------------------------------
29,750,000.00       Normal      7.6000      Fixed        None       0.0000      182,136.11           40%     12
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              PP=50.0;10.0;50.0             PP=75.0;15.0;75.0         PP=100.0;20.0;100.0
---------------------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0           81.82042                 10.50                         11.17                      11.90
---------------------------------------------------------------------------------------------------------------------------
                        WAL                         12.27                          8.76                       6.69
---------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                      6.74                          5.47                       4.52
---------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay              01/15/2006                    02/15/2004                 02/15/2003
---------------------------------------------------------------------------------------------------------------------------
                        Maturity                  06/15/2022                    09/15/2016                 12/15/2012
---------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent              0.00                          0.00                       0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  DD=1.0;1.0;1.0           81.82042                 10.61                         11.27                      12.00
---------------------------------------------------------------------------------------------------------------------------
                        WAL                         11.53                          8.37                       6.46
---------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                      6.50                          5.30                       4.41
---------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay              08/15/2005                    12/15/2003                 01/15/2003
---------------------------------------------------------------------------------------------------------------------------
                        Maturity                  04/15/2021                    12/15/2015                 07/15/2012
---------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent              3.00                          2.22                       1.73
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  DD=3.0;3.0;3.0           81.82042                 10.82                         11.49                      12.21
---------------------------------------------------------------------------------------------------------------------------
                        WAL                         10.26                          7.68                       6.06
---------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                      6.06                          5.00                       4.21
---------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay              01/15/2005                    09/15/2003                 12/15/2002
---------------------------------------------------------------------------------------------------------------------------
                        Maturity                  03/15/2019                    09/15/2014                 09/15/2011
---------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent              8.03                          6.09                       4.85
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  DD=5.0;5.0;5.0           81.82042                 11.04                         11.70                      12.32
---------------------------------------------------------------------------------------------------------------------------
                        WAL                          9.23                          7.11                       5.82
---------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                      5.67                          4.74                       4.12
---------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay              07/15/2004                    08/15/2003                 04/15/2003
---------------------------------------------------------------------------------------------------------------------------
                        Maturity                  05/15/2017                    07/15/2013                 12/15/2010
---------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent             12.04                          9.35                       7.58
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                               PP=115.0;30.0;115.0         PP=160.0;32.0;160.0         PP=175.0;35.0;175.0
----------------------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0           81.82042                  12.54                        13.55                      13.86
----------------------------------------------------------------------------------------------------------------------------
                        WAL                           5.53                         4.31                       4.03
----------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       3.92                         3.26                       3.10
----------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               12/15/2002                   12/15/2002                 12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                        Maturity                   10/15/2010                   12/15/2007                 03/15/2007
----------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               0.00                         0.00                       0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  DD=1.0;1.0;1.0           81.82042                  12.64                        13.61                      13.92
----------------------------------------------------------------------------------------------------------------------------
                        WAL                           5.39                         4.25                       3.98
----------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       3.85                         3.23                       3.07
----------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               12/15/2002                   12/15/2002                 12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                        Maturity                   06/15/2010                   10/15/2007                 01/15/2007
----------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               1.44                         1.10                       1.01
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  DD=3.0;3.0;3.0           81.82042                  12.82                        13.74                      14.04
----------------------------------------------------------------------------------------------------------------------------
                        WAL                           5.13                         4.13                       3.88
----------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       3.71                         3.16                       3.01
----------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               12/15/2002                   12/15/2002                 12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                        Maturity                   11/15/2009                   06/15/2007                 10/15/2006
----------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               4.09                         3.18                       2.92
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  DD=5.0;5.0;5.0           81.82042                  12.72                        11.48                      10.31
----------------------------------------------------------------------------------------------------------------------------
                        WAL                           5.19                         5.26                       4.89
----------------------------------------------------------------------------------------------------------------------------
                        Mod Dur                       3.80                         3.70                       3.61
----------------------------------------------------------------------------------------------------------------------------
                        FirstPrinPay               01/15/2003                   12/15/2002                 12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                        Maturity                   05/15/2009                   11/15/2029                 11/15/2029
----------------------------------------------------------------------------------------------------------------------------
                        CollLossPercent               6.47                         5.10                       4.70
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                                PP=200.0;40.0;200.0
-------------------------------------------------------------------
  DD=0.0;0.0;0.0           81.82042                    14.29
-------------------------------------------------------------------
                        WAL                             3.70
-------------------------------------------------------------------
                        Mod Dur                         2.91
-------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002
-------------------------------------------------------------------
                        Maturity                     02/15/2006
-------------------------------------------------------------------
                        CollLossPercent                 0.00
-------------------------------------------------------------------

-------------------------------------------------------------------
  DD=1.0;1.0;1.0           81.82042                    14.32
-------------------------------------------------------------------
                        WAL                             3.67
-------------------------------------------------------------------
                        Mod Dur                         2.89
-------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002
-------------------------------------------------------------------
                        Maturity                     01/15/2006
-------------------------------------------------------------------
                        CollLossPercent                 0.88
-------------------------------------------------------------------

-------------------------------------------------------------------
  DD=3.0;3.0;3.0           81.82042                    14.45
-------------------------------------------------------------------
                        WAL                             3.59
-------------------------------------------------------------------
                        Mod Dur                         2.84
-------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002
-------------------------------------------------------------------
                        Maturity                     11/15/2005
-------------------------------------------------------------------
                        CollLossPercent                 2.56
-------------------------------------------------------------------

-------------------------------------------------------------------
  DD=5.0;5.0;5.0           81.82042                     8.35
-------------------------------------------------------------------
                        WAL                             4.35
-------------------------------------------------------------------
                        Mod Dur                         3.48
-------------------------------------------------------------------
                        FirstPrinPay                 12/15/2002
-------------------------------------------------------------------
                        Maturity                     11/15/2029
-------------------------------------------------------------------
                        CollLossPercent                 4.14
-------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------

Bond Class: B

---------------------------------------------------------------------------------------------------------------
  Settle Date     Call %     Run To    Description   First Accrual    Next Pay    Actual Delay    Issue Balance
                                                         Date           Date
---------------------------------------------------------------------------------------------------------------
  11/30/1999      10.0      Maturity      SUB         11/01/1999     12/15/1999        14         29,750,000.00
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
   Balance       Principal   Coupon    Interest   Index Type    Margin                            Loss
                   Type                  Type                             Accrued Interest        Sev.    Delay
------------------------------------------------------------------------------------------        -------------
29,750,000.00     Normal     7.6000      Fixed       None       0.0000       182,136.11            40%      12
------------------------------------------------------------------------------------------        -------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              PP=50.0;10.0;50.0      PP=75.0;15.0;75.0      PP=100.0;20.0;100.0
----------------------------------------------------------------------------------------------------------------------------------
   DD=7.0;7.0;7.0                    81.82042                      8.74                     6.64                 4.64
----------------------------------------------------------------------------------------------------------------------------------
                                 WAL                              10.74                     8.51                 6.96
----------------------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                           6.55                     6.18                 5.87
----------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                   03/15/2006               05/15/2005           09/15/2004
----------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                       11/15/2029               11/15/2029           11/15/2029
----------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  15.28                    12.13                 9.98
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   DD=9.0;9.0;9.0                    81.82042                    -24.08                   -27.67               -30.43
----------------------------------------------------------------------------------------------------------------------------------
                                 WAL                               4.26                     3.91                 3.66
----------------------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                           5.11                     5.02                 5.00
----------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay
----------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                       11/15/2010               02/15/2010           12/15/2009
----------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  17.95                    14.53                12.12
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   DD=11.0;11.0;11.0                 81.82042                    -71.32                   -74.25               -76.92
----------------------------------------------------------------------------------------------------------------------------------
                                 WAL                               2.43                     2.36                 2.29
----------------------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                           3.18                     3.16                 3.15
----------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay
----------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                       10/15/2003               09/15/2003           07/15/2003
----------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  20.18                    16.61                14.03
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   DD=100.0;100.0;100.0              81.82042                      6.34                     4.67                 3.31
----------------------------------------------------------------------------------------------------------------------------------
                                 WAL                               7.63                     5.82                 4.68
----------------------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                           7.38                     6.99                 6.58
----------------------------------------------------------------------------------------------------------------------------------
   Def Curve is 11% first 12     FirstPrinPay                   07/15/2005               05/15/2005           12/15/2004
----------------------------------------------------------------------------------------------------------------------------------
   months and 5% thereafter
----------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                       01/15/2017               04/15/2013           09/15/2010
----------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  13.72                    11.17                 9.46
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                              PP=115.0;30.0;115.0         PP=160.0;32.0;160.0
------------------------------------------------------------------------------------------------------------------
   DD=7.0;7.0;7.0                    81.82042                        2.01                         0.06
------------------------------------------------------------------------------------------------------------------
                                 WAL                                 5.95                         4.77
------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             5.79                         5.17
------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                     04/15/2004                   06/15/2003
------------------------------------------------------------------------------------------------------------------
                                 Maturity                         11/15/2029                   11/15/2029
------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                     8.60                         6.88
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   DD=9.0;9.0;9.0                    81.82042                      -36.87                       -15.77
------------------------------------------------------------------------------------------------------------------
                                 WAL                                 3.33                         3.46
------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             4.58                        10.72
------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                                                  03/15/2014
------------------------------------------------------------------------------------------------------------------
                                 Maturity                         06/15/2008                   11/15/2029
------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                    10.54                         8.54
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   DD=11.0;11.0;11.0                 81.82042                      -79.72                       -82.50
------------------------------------------------------------------------------------------------------------------
                                 WAL                                 2.22                         2.16
------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             3.13                         3.13
------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay
------------------------------------------------------------------------------------------------------------------
                                 Maturity                         06/15/2003                   05/15/2003
------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                    12.30                        10.08
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   DD=100.0;100.0;100.0              81.82042                        2.11                        -1.66
------------------------------------------------------------------------------------------------------------------
                                 WAL                                 4.34                         4.27
------------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             6.68                         6.43
------------------------------------------------------------------------------------------------------------------
   Def Curve is 11% first 12     FirstPrinPay                     10/15/2004                   03/15/2004
------------------------------------------------------------------------------------------------------------------
   months and 5% thereafter
------------------------------------------------------------------------------------------------------------------
                                 Maturity                         04/15/2015                   11/15/2029
------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                     8.38                         7.06
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              PP=175.0;35.0;175.0        PP=200.0;40.0;200.0
------------------------------------------------------------------------------------------------------------
   DD=7.0;7.0;7.0                    81.82042                       -1.08                       -3.01
------------------------------------------------------------------------------------------------------------
                                 WAL                                 4.41                        3.93
------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             4.99                        4.71
------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                     03/15/2003                  12/15/2002
------------------------------------------------------------------------------------------------------------
                                 Maturity                         11/15/2029                  11/15/2029
------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                     6.36                        5.64
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   DD=9.0;9.0;9.0                    81.82042                      -15.29                      -15.52
------------------------------------------------------------------------------------------------------------
                                 WAL                                 3.41                        3.29
------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             9.79                        8.59
------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                     02/15/2012                  11/15/2009
------------------------------------------------------------------------------------------------------------
                                 Maturity                         11/15/2029                  11/15/2029
------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                     7.92                        7.06
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   DD=11.0;11.0;11.0                 81.82042                      -83.76                      -85.72
------------------------------------------------------------------------------------------------------------
                                 WAL                                 2.13                        2.08
------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             3.13                        3.13
------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay
------------------------------------------------------------------------------------------------------------
                                 Maturity                         04/15/2003                  04/15/2003
------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                     9.39                        8.40
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   DD=100.0;100.0;100.0              81.82042                       -3.47                       -6.49
------------------------------------------------------------------------------------------------------------
                                 WAL                                 3.96                        3.49
------------------------------------------------------------------------------------------------------------
                                 Mod Dur                             6.40                        6.30
------------------------------------------------------------------------------------------------------------
   Def Curve is 11% first 12     FirstPrinPay                     01/15/2004                  10/15/2003
------------------------------------------------------------------------------------------------------------
   months and 5% thereafter
------------------------------------------------------------------------------------------------------------
                                 Maturity                         11/15/2029                  11/15/2029
------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                     6.66                        6.09
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                                           Delta

Bond Class: M2

-------------------------------------------------------------------------------------------------------------
  Settle Date    Call %    Run To    Description   First Accrual    Next Pay    Actual Delay    Issue Balance
                                                       Date          Date
-------------------------------------------------------------------------------------------------------------
  11/30/1999     10.0     Maturity      MEZ         11/01/1999     12/15/1999        14         24,850,000.00
-------------------------------------------------------------------------------------------------------------

   Balance       Principal   Coupon    Interest    Index Type     Margin                        Loss
                   Type                  Type                               Accrued Interest    Sev.    Delay
---------------------------------------------------------------------------------------------  ------   -----
24,850,000.00     Normal     7.6000     Fixed         None        0.0000       152,137.22        40%     12
---------------------------------------------------------------------------------------------  ------   -----

-----------------------------------------------------------------------------------------------------------------------
                                           PP=50.0;10.0;50.0           PP=75.0;15.0;75.0         PP=100.0;20.0;100.0
-----------------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0       92.24007                  8.78                         9.03                       9.30
-----------------------------------------------------------------------------------------------------------------------
                    WAL                         12.84                         9.24                       7.07
-----------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      7.26                         5.90                       4.89
-----------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              01/15/2006                   02/15/2004                 02/15/2003
-----------------------------------------------------------------------------------------------------------------------
                    Maturity                  08/15/2024                   01/15/2019                 10/15/2014
-----------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              0.00                         0.00                       0.00
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  DD=1.0;1.0;1.0       92.24007                  8.82                         9.07                       9.33
-----------------------------------------------------------------------------------------------------------------------
                    WAL                         12.09                         8.83                       6.84
-----------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      7.00                         5.72                       4.77
-----------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              08/15/2005                   12/15/2003                 01/15/2003
-----------------------------------------------------------------------------------------------------------------------
                    Maturity                  09/15/2023                   03/15/2018                 04/15/2014
-----------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              3.00                         2.22                       1.73
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  DD=3.0;3.0;3.0       92.24007                  8.90                         9.15                       9.41
-----------------------------------------------------------------------------------------------------------------------
                    WAL                         10.79                         8.11                       6.41
-----------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      6.53                         5.40                       4.55
-----------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              01/15/2005                   09/15/2003                 12/15/2002
-----------------------------------------------------------------------------------------------------------------------
                    Maturity                  08/15/2021                   10/15/2016                 05/15/2013
-----------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              8.03                         6.09                       4.85
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  DD=5.0;5.0;5.0       92.24007                  8.98                         9.23                       9.48
-----------------------------------------------------------------------------------------------------------------------
                    WAL                          9.72                         7.50                       6.05
-----------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      6.11                         5.12                       4.37
-----------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              07/15/2004                   07/15/2003                 02/15/2003
-----------------------------------------------------------------------------------------------------------------------
                    Maturity                  09/15/2019                   06/15/2015                 07/15/2012
-----------------------------------------------------------------------------------------------------------------------
                    CollLossPercent             12.04                         9.35                       7.58
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          PP=115.0;30.0;115.0         PP=160.0;32.0;160.0         PP=175.0;35.0;175.0
------------------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0       92.24007                  9.53                         9.89                       9.99
------------------------------------------------------------------------------------------------------------------------
                    WAL                          5.86                         4.60                       4.32
------------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      4.25                         3.56                       3.40
------------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              12/15/2002                   01/15/2003                 02/15/2003
------------------------------------------------------------------------------------------------------------------------
                    Maturity                  05/15/2012                   02/15/2009                 04/15/2008
------------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              0.00                         0.00                       0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  DD=1.0;1.0;1.0       92.24007                  9.57                         9.91                      10.01
------------------------------------------------------------------------------------------------------------------------
                    WAL                          5.71                         4.54                       4.27
------------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      4.17                         3.52                       3.37
------------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              12/15/2002                   01/15/2003                 02/15/2003
------------------------------------------------------------------------------------------------------------------------
                    Maturity                  01/15/2012                   12/15/2008                 02/15/2008
------------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              1.44                         1.10                       1.01
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  DD=3.0;3.0;3.0       92.24007                  9.63                         9.96                      10.05
------------------------------------------------------------------------------------------------------------------------
                    WAL                          5.44                         4.41                       4.17
------------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      4.03                         3.45                       3.31
------------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              12/15/2002                   01/15/2003                 01/15/2003
------------------------------------------------------------------------------------------------------------------------
                    Maturity                  05/15/2011                   08/15/2008                 10/15/2007
------------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              4.09                         3.18                       2.92
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  DD=5.0;5.0;5.0       92.24007                  9.70                        10.02                      10.11
------------------------------------------------------------------------------------------------------------------------
                    WAL                          5.19                         4.27                       4.05
------------------------------------------------------------------------------------------------------------------------
                    Mod Dur                      3.89                         3.35                       3.22
------------------------------------------------------------------------------------------------------------------------
                    FirstPrinPay              12/15/2002                   12/15/2002                 12/15/2002
------------------------------------------------------------------------------------------------------------------------
                    Maturity                  09/15/2010                   01/15/2012                 01/15/2011
------------------------------------------------------------------------------------------------------------------------
                    CollLossPercent              6.47                         5.10                       4.70
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                                PP=200.0;40.0;200.0
-------------------------------------------------------------------
  DD=0.0;0.0;0.0       92.24007                        10.11
-------------------------------------------------------------------
                    WAL                                 4.01
-------------------------------------------------------------------
                    Mod Dur                             3.22
-------------------------------------------------------------------
                    FirstPrinPay                     03/15/2003
-------------------------------------------------------------------
                    Maturity                         01/15/2007
-------------------------------------------------------------------
                    CollLossPercent                     0.00
-------------------------------------------------------------------

-------------------------------------------------------------------
  DD=1.0;1.0;1.0       92.24007                        10.13
-------------------------------------------------------------------
                    WAL                                 3.99
-------------------------------------------------------------------
                    Mod Dur                             3.21
-------------------------------------------------------------------
                    FirstPrinPay                     03/15/2003
-------------------------------------------------------------------
                    Maturity                         12/15/2006
-------------------------------------------------------------------
                    CollLossPercent                     0.88
-------------------------------------------------------------------

-------------------------------------------------------------------
  DD=3.0;3.0;3.0       92.24007                        10.18
-------------------------------------------------------------------
                    WAL                                 3.89
-------------------------------------------------------------------
                    Mod Dur                             3.14
-------------------------------------------------------------------
                    FirstPrinPay                     02/15/2003
-------------------------------------------------------------------
                    Maturity                         09/15/2006
-------------------------------------------------------------------
                    CollLossPercent                     2.56
-------------------------------------------------------------------

-------------------------------------------------------------------
  DD=5.0;5.0;5.0       92.24007                        10.24
-------------------------------------------------------------------
                    WAL                                 3.79
-------------------------------------------------------------------
                    Mod Dur                             3.07
-------------------------------------------------------------------
                    FirstPrinPay                     01/15/2003
-------------------------------------------------------------------
                    Maturity                         08/15/2009
-------------------------------------------------------------------
                    CollLossPercent                     4.14
-------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------

Bond Class: M2

---------------------------------------------------------------------------------------------------------
Settle Date   Call %    Run To    Description   First Accrual    Next Pay    Actual Delay   Issue Balance
                                                    Date           Date
---------------------------------------------------------------------------------------------------------
11/30/1999     10.0    Maturity       MEZ        11/01/1999     12/15/1999       14         24,850,000.00
---------------------------------------------------------------------------------------------------------

   Balance      Principal   Coupon   Interest   Index Type   Margin   Accrued Interest      Loss    Delay
                  Type                 Type                                                 Sev.
--------------------------------------------------------------------------------------      ----    -----
24,850,000.00    Normal     7.6000    Fixed        None      0.0000      152,137.22         40%       12
--------------------------------------------------------------------------------------     -----    -----

------------------------------------------------------------------------------------------------------------------------------------
                                                                       PP=50.0;10.0;50.0   PP=75.0;15.0;75.0   PP=100.0;20.0;100.0
------------------------------------------------------------------------------------------------------------------------------------
      DD=7.0;7.0;7.0                                    92.24007             9.03                9.25                 9.48
------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL                     9.14                7.33                 6.06
------------------------------------------------------------------------------------------------------------------------------------
                                                     Mod Dur                 5.90                5.06                 4.40
------------------------------------------------------------------------------------------------------------------------------------
                                                     FirstPrinPay        04/15/2005           05/15/2004           08/15/2003
------------------------------------------------------------------------------------------------------------------------------------
                                                     Maturity            03/15/2025           02/15/2021           08/15/2017
------------------------------------------------------------------------------------------------------------------------------------
                                                     CollLossPercent         15.28               12.13                9.98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   DD=9.0;9.0;9.0                                       92.24007              7.99                8.30                 8.72
------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL                     12.86               10.33                8.40
------------------------------------------------------------------------------------------------------------------------------------
                                                     Mod Dur                 7.16                6.21                 5.39
------------------------------------------------------------------------------------------------------------------------------------
                                                     FirstPrinPay        06/15/2007           10/15/2005           08/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                                     Maturity            11/15/2029           11/15/2029           11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                                     CollLossPercent         17.95               14.53                12.12
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     DD=11.0;11.0;11.0                                  92.24007            -12.16               -2.76                -0.94
------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL                     6.97                8.40                 7.85
------------------------------------------------------------------------------------------------------------------------------------
                                                     Mod Dur                 5.26                9.17                 7.33
------------------------------------------------------------------------------------------------------------------------------------
                                                     FirstPrinPay                             11/15/2011           01/15/2007
------------------------------------------------------------------------------------------------------------------------------------
                                                     Maturity            09/15/2012           11/15/2029           11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                                     CollLossPercent         20.18               16.61                14.03
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       DD=100.0;100.0;100.0                             92.24007             8.99                9.21                 9.43
------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL                     9.51                7.52                 6.22
------------------------------------------------------------------------------------------------------------------------------------
                                                     Mod Dur                 6.04                5.18                 4.53
------------------------------------------------------------------------------------------------------------------------------------
Def Curve is 11% first 12 months and
5% thereafter                                        FirstPrinPay        03/15/2005           07/15/2004           12/15/2003
------------------------------------------------------------------------------------------------------------------------------------
                                                     Maturity            05/15/2019           03/15/2015           05/15/2012
------------------------------------------------------------------------------------------------------------------------------------
                                                     CollLossPercent         13.72               11.17                9.46
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                       PP=115.0;30.0;115.0   PP=160.0;32.0;160.0   PP=175.0;35.0;175.0   PP=200.0;40.0;200.0
----------------------------------------------------------------------------------------------------------------------------
      DD=7.0;7.0;7.0                          9.67                  10.05                 10.15                 10.29
----------------------------------------------------------------------------------------------------------------------------
                                              5.29                  4.23                  4.00                  3.72
----------------------------------------------------------------------------------------------------------------------------
                                              3.96                  3.32                  3.17                  3.01
----------------------------------------------------------------------------------------------------------------------------
                                           03/15/2003            12/15/2002            12/15/2002            12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                                           08/15/2015            01/15/2012            02/15/2011            09/15/2009
----------------------------------------------------------------------------------------------------------------------------
                                              8.60                  6.88                  6.36                  5.64
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
   DD=9.0;9.0;9.0                             8.62                  9.76                  9.93                  10.19
----------------------------------------------------------------------------------------------------------------------------
                                              7.27                  5.12                  4.56                  3.92
----------------------------------------------------------------------------------------------------------------------------
                                              4.84                  3.83                  3.52                  3.14
----------------------------------------------------------------------------------------------------------------------------
                                           11/15/2003            12/15/2002            12/15/2002            12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                                           11/15/2029            03/15/2014            02/15/2012            11/15/2009
----------------------------------------------------------------------------------------------------------------------------
                                              10.54                 8.54                  7.92                  7.06
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     DD=11.0;11.0;11.0                        -0.85                 1.41                  1.91                  2.77
----------------------------------------------------------------------------------------------------------------------------
                                              7.10                  5.89                  5.47                  4.83
----------------------------------------------------------------------------------------------------------------------------
                                              6.43                  4.88                  4.47                  3.90
----------------------------------------------------------------------------------------------------------------------------
                                           07/15/2005            09/15/2003            04/15/2003            12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                                           11/15/2029            11/15/2029            11/15/2029            11/15/2029
----------------------------------------------------------------------------------------------------------------------------
                                              12.30                 10.08                  9.39                 18.40
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
       DD=100.0;100.0;100.0                   9.61                  9.96                  10.09                 10.26
----------------------------------------------------------------------------------------------------------------------------
                                              5.45                  4.39                  4.10                  3.74
----------------------------------------------------------------------------------------------------------------------------
                                              4.10                  3.45                  3.27                  3.04
----------------------------------------------------------------------------------------------------------------------------
Def Curve is 11% first 12 months and
5% thereafter                              07/15/2003            12/15/2002            12/15/2002            12/15/2002
----------------------------------------------------------------------------------------------------------------------------
                                           07/15/2010            11/15/2011            11/15/2010            07/15/2009
----------------------------------------------------------------------------------------------------------------------------
                                              8.38                  7.06                  6.66                  6.09
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                             Delta_SS_PT_SubStUp_B_RePrice_Nov10

Bond Class: B

---------------------------------------------------------------------------------------------------------
Settle Date   Call %    Run To    Description   First Accrual    Next Pay    Actual Delay   Issue Balance
                                                    Date           Date
---------------------------------------------------------------------------------------------------------
11/30/1999     10.0    Maturity       SUB        11/01/1999     12/15/1999       14         29,750,000.00
---------------------------------------------------------------------------------------------------------

   Balance      Principal   Coupon   Interest   Index Type   Margin   Accrued Interest      Dlqcy
                  Type                 Type
--------------------------------------------------------------------------------------      -----
29,750,000.00    Normal     7.6000    Fixed        None      0.0000      182,136.11         35%
--------------------------------------------------------------------------------------      -----

                                         ----------
                                            CPR
--------------------------------------------------------------------------------
                PP=20.0      PP=25.0      PP=30.0      PP=35.0     PP=40.0
--------------------------------------------------------------------------------
    81.82042     11.34        12.06        12.84        13.68       14.36
--------------------------------------------------------------------------------
WAL               7.78         6.11         4.97         4.14        3.62
--------------------------------------------------------------------------------
FirstPrinPay   04/15/2006   12/15/2004   01/15/2004   03/15/2003  12/15/2002
--------------------------------------------------------------------------------
Maturity       10/15/2012   02/15/2010   05/15/2008   12/15/2006  11/15/2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                             Delta_SS_PT_SubStUp_B_RePrice_Nov10

Bond Class: B

---------------------------------------------------------------------------------------------------------
Settle Date   Call %    Run To    Description   First Accrual    Next Pay    Actual Delay   Issue Balance
                                                    Date           Date
---------------------------------------------------------------------------------------------------------
11/30/1999     10.0    Maturity       SUB        11/01/1999     12/15/1999       14         29,750,000.00
---------------------------------------------------------------------------------------------------------

   Balance      Principal   Coupon   Interest   Index Type   Margin   Accrued Interest      Dlqcy   Loss   Lag
                  Type                 Type                                                         Sev.
--------------------------------------------------------------------------------------      ------------------
29,750,000.00    Normal     7.6000    Fixed        None      0.0000      182,136.11         20%     40%    12
--------------------------------------------------------------------------------------      ------------------


-------------------------------------------------------------------------------------------------
     CDR                              PP=50.0;10.0;50.0   PP=75.0;15.0;75.0   PP=100.0;20.0;100.0
-------------------------------------------------------------------------------------------------
   DD=0.0;0.0;0.0     81.82042               10.44               11.09                11.80
-------------------------------------------------------------------------------------------------
                    WAL                      12.59               8.98                  6.85
-------------------------------------------------------------------------------------------------
                    FirstPrinPay          11/15/2007          05/15/2005           01/15/2004
-------------------------------------------------------------------------------------------------
                    Maturity              06/15/2022          09/15/2016           01/15/2013
-------------------------------------------------------------------------------------------------
                    CollLossPercent          0.00                0.00                 0.00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
   DD=2.0;2.0;2.0     81.82042               10.65               11.31                12.01
-------------------------------------------------------------------------------------------------
                    WAL                      11.11                8.19                 6.40
-------------------------------------------------------------------------------------------------
                    FirstPrinPay          11/15/2006          11/15/2004           10/15/2003
-------------------------------------------------------------------------------------------------
                    Maturity              03/15/2020          06/15/2015           03/15/2012
-------------------------------------------------------------------------------------------------
                    CollLossPercent          5.66                4.24                 3.34
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
   DD=4.0;4.0;4.0     81.82042               10.86               11.52                12.22
-------------------------------------------------------------------------------------------------
                    WAL                      9.95                7.54                  6.00
-------------------------------------------------------------------------------------------------
                    FirstPrinPay          02/15/2006          07/15/2004           07/15/2003
-------------------------------------------------------------------------------------------------
                    Maturity              05/15/2018          03/15/2014           05/15/2011
-------------------------------------------------------------------------------------------------
                    CollLossPercent          10.14                7.79                 6.26
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
   DD=6.0;6.0;6.0     81.82042               11.07               11.54                10.41
-------------------------------------------------------------------------------------------------
                    WAL                      9.00                7.33                  7.58
-------------------------------------------------------------------------------------------------
                    FirstPrinPay          08/15/2005          07/15/2004           12/15/2003
-------------------------------------------------------------------------------------------------
                    Maturity              07/15/2016          01/15/2013           11/15/2029
-------------------------------------------------------------------------------------------------
                    CollLossPercent          13.74               10.80                 8.82
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
   DD=8.0;8.0;8.0     81.82042               1.83                -0.10                -1.86
-------------------------------------------------------------------------------------------------
                    WAL                      8.83                7.22                  6.08
-------------------------------------------------------------------------------------------------
                    FirstPrinPay          03/15/2009          09/15/2007           05/15/2006
-------------------------------------------------------------------------------------------------
                    Maturity              11/15/2029          11/15/2029           11/15/2029
-------------------------------------------------------------------------------------------------
                    CollLossPercent          16.68               13.37                11.08
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     CDR              PP=115;30.0;115.0   PP=160.0;32.0;160.0  PP=175.0;35.0;175.0   PP=200.0;40.0;200.0   CBass Fix&2/28 wPP
-----------------------------------------------------------------------------------------------------------------------------
   DD=0.0;0.0;0.0           12.47                 13.50                13.82                 14.26                 13.96
-----------------------------------------------------------------------------------------------------------------------------
                            5.63                  4.36                 4.06                  3.72                  3.95
-----------------------------------------------------------------------------------------------------------------------------
                         03/15/2003            12/15/2002           12/15/2002            12/15/2002            12/15/2002
-----------------------------------------------------------------------------------------------------------------------------
                         10/15/2010            12/15/2007           05/15/2007            04/15/2006            05/15/2007
-----------------------------------------------------------------------------------------------------------------------------
                            0.00                  0.00                 0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   DD=2.0;2.0;2.0           12.67                 13.63                13.93                 14.35                 14.06
-----------------------------------------------------------------------------------------------------------------------------
                            5.34                  4.24                 3.98                  3.65                  3.87
-----------------------------------------------------------------------------------------------------------------------------
                         01/15/2003            12/15/2002           12/15/2002            12/15/2002            12/15/2002
-----------------------------------------------------------------------------------------------------------------------------
                         03/15/2010            08/15/2007           12/15/2006            02/15/2006            01/15/2007
-----------------------------------------------------------------------------------------------------------------------------
                            2.80                  2.16                 1.98                  1.73                  1.92
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   DD=4.0;4.0;4.0           12.83                 13.71                13.94                 13.44                 13.95
-----------------------------------------------------------------------------------------------------------------------------
                            5.10                  4.15                 3.96                  4.31                  3.98
-----------------------------------------------------------------------------------------------------------------------------
                         01/15/2003            12/15/2002           12/15/2002            12/15/2002            12/15/2002
-----------------------------------------------------------------------------------------------------------------------------
                         08/15/2009            05/15/2007           11/15/2006            01/15/2012            11/15/2008
-----------------------------------------------------------------------------------------------------------------------------
                            5.31                  4.16                 3.82                  3.36                  3.70
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   DD=6.0;6.0;6.0           7.94                  5.85                 4.71                  2.78                  4.49
-----------------------------------------------------------------------------------------------------------------------------
                            6.50                  5.11                 4.70                  4.16                  4.72
-----------------------------------------------------------------------------------------------------------------------------
                         08/15/2003            12/15/2002           12/15/2002            12/15/2002            12/15/2002
-----------------------------------------------------------------------------------------------------------------------------
                         11/15/2029            11/15/2029           11/15/2029            11/15/2029            05/15/2027
-----------------------------------------------------------------------------------------------------------------------------
                            7.56                  6.01                 5.55                  4.90                  5.37
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   DD=8.0;8.0;8.0           -4.34                 -5.94                -7.02                 -8.86                 -6.06
-----------------------------------------------------------------------------------------------------------------------------
                            5.27                  4.39                 4.10                  3.70                  4.16
-----------------------------------------------------------------------------------------------------------------------------
                         11/15/2005            05/15/2004           01/15/2004            06/15/2003            11/15/2003
-----------------------------------------------------------------------------------------------------------------------------
                         11/15/2029            11/15/2029           11/15/2029            11/15/2029            11/15/2029
-----------------------------------------------------------------------------------------------------------------------------
                            9.59                  7.72                 7.16                  6.36                  6.93
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                             Delta_SS_PT_SubStUp_B_RePrice_Nov10

Bond Class: B

--------------------------------------------------------------------------------------------------------------------
 Settle Date    Call %      Run To     Description      First Accrual    Next Pay      Actual Delay    Issue Balance
                                                            Date           Date
--------------------------------------------------------------------------------------------------------------------
 11/30/1999      10.0      Maturity       SUB            11/01/1999      12/15/1999         14         29,750,000.00
--------------------------------------------------------------------------------------------------------------------

   Balance       Principal   Coupon    Interest   Index Type     Margin                                   Loss
                    Type                 Type                              Accrued Interest       Dlqcy   Sev.   Lag
-------------------------------------------------------------------------------------------       ------------------
29,750,000.00      Normal    7.6000     Fixed        None        0.0000      182,136.11            25%    40%    12
-------------------------------------------------------------------------------------------       ------------------

------------------------------------------------------------------------------------------------------------------------------------
        CDR                                               PP=50.0;10.0;50.0            PP=75.0;15.0;75.0         PP=100.0;20.0;100.0
------------------------------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0                   81.82042                    10.32                        10.92                      11.61
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                            13.27                         9.46                       7.18
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                 11/15/2009                   11/15/2006                 12/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                     07/15/2022                   09/15/2016                 12/15/2012
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                 0.00                         0.00                       0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=2.0;2.0;2.0                   81.82042                    10.51                        11.13                      11.81
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                            11.74                         8.63                       6.72
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                 08/15/2008                   01/15/2006                 09/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                     03/15/2020                   04/15/2015                 03/15/2012
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                 5.66                         4.24                       3.34
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=4.0;4.0;4.0                   81.82042                    10.72                        11.33                      12.02
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                            10.48                         7.94                       6.28
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                 09/15/2007                   08/15/2005                 05/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                     04/15/2018                   03/15/2014                 05/15/2011
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                10.14                         7.79                       6.26
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=6.0;6.0;6.0                   81.82042                    10.92                        11.45                      10.24
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                             9.47                         7.51                       7.66
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                 10/15/2006                   06/15/2005                 07/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                     07/15/2016                   02/15/2013                 11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                13.74                        10.80                       8.82
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=8.0;8.0;8.0                   81.82042                     1.63                        -0.31                      -2.07
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                             8.79                         7.19                       6.06
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                 05/15/2009                   11/15/2007                 06/15/2006
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                     11/15/2029                   11/15/2029                 11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                16.68                        13.37                      11.08
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        CDR                                                PP=115.0;30.0;115.0        PP=160.0;32.0;160.0      PP=175.0;35.0;175.0
------------------------------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0                    81.82042                     12.25                      13.49                    13.83
------------------------------------------------------------------------------------------------------------------------------------
                                 WAL                              5.89                       4.37                     4.06
------------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                  01/15/2004                 12/15/2002               12/15/2002
------------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                      11/15/2010                 12/15/2007               04/15/2007
------------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  0.00                       0.00                     0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=2.0;2.0;2.0                    81.82042                     12.43                      13.64                    13.93
------------------------------------------------------------------------------------------------------------------------------------
                                 WAL                              5.59                       4.23                     3.97
------------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                  11/15/2003                 12/15/2002               12/15/2002
------------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                      02/15/2010                 09/15/2007               01/15/2007
------------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  2.80                       2.16                     1.98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=4.0;4.0;4.0                    81.82042                     12.64                      13.72                    13.94
------------------------------------------------------------------------------------------------------------------------------------
                                 WAL                              5.30                       4.15                     3.96
------------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                  09/15/2003                 12/15/2002               12/15/2002
------------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                      08/15/2009                 04/15/2007               09/15/2006
------------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  5.31                       4.16                     3.82
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=6.0;6.0;6.0                    81.82042                      7.83                       5.70                     4.60
------------------------------------------------------------------------------------------------------------------------------------
                                 WAL                              6.48                       5.09                     4.69
------------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                  11/15/2003                 01/15/2003               12/15/2002
------------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                      11/15/2029                 11/15/2029               11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  7.56                       6.01                     5.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DD=8.0;8.0;8.0                    81.82042                     -4.49                      -6.12                    -7.14
------------------------------------------------------------------------------------------------------------------------------------
                                 WAL                              5.25                       4.38                     4.10
------------------------------------------------------------------------------------------------------------------------------------
                                 FirstPrinPay                  12/15/2005                 05/15/2004               02/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                 Maturity                      11/15/2029                 11/15/2029               11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                 CollLossPercent                  9.59                      7.72                      7.16
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
        CDR                                                      PP=200.0;40.0;200.0          CBass Fix&2/28 wPP
-----------------------------------------------------------------------------------------------------------------
  DD=0.0;0.0;0.0                          81.82042                     14.26                        13.96
-----------------------------------------------------------------------------------------------------------------
                                       WAL                              3.71                         3.95
-----------------------------------------------------------------------------------------------------------------
                                       FirstPrinPay                  12/15/2002                   12/15/2002
-----------------------------------------------------------------------------------------------------------------
                                       Maturity                      02/15/2006                   03/15/2007
-----------------------------------------------------------------------------------------------------------------
                                       CollLossPercent                  0.00                         0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  DD=2.0;2.0;2.0                          81.82042                     14.35                        14.06
-----------------------------------------------------------------------------------------------------------------
                                       WAL                              3.65                         3.87
-----------------------------------------------------------------------------------------------------------------
                                       FirstPrinPay                  12/15/2002                   12/15/2002
-----------------------------------------------------------------------------------------------------------------
                                       Maturity                      01/15/2006                   01/15/2007
-----------------------------------------------------------------------------------------------------------------
                                       CollLossPercent                  1.73                         1.92
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  DD=4.0;4.0;4.0                          81.82042                     13.42                        13.94
-----------------------------------------------------------------------------------------------------------------
                                       WAL                              4.33                         3.99
-----------------------------------------------------------------------------------------------------------------
                                       FirstPrinPay                  12/15/2002                   12/15/2002
-----------------------------------------------------------------------------------------------------------------
                                       Maturity                      03/15/2012                   05/15/2009
-----------------------------------------------------------------------------------------------------------------
                                       CollLossPercent                  3.36                         3.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  DD=6.0;6.0;6.0                          81.82042                      2.71                         4.40
-----------------------------------------------------------------------------------------------------------------
                                       WAL                              4.15                         4.72
-----------------------------------------------------------------------------------------------------------------
                                       FirstPrinPay                  12/15/2002                   12/15/2002
-----------------------------------------------------------------------------------------------------------------
                                       Maturity                      11/15/2029                   05/15/2027
-----------------------------------------------------------------------------------------------------------------
                                       CollLossPercent                  4.90                         5.37
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  DD=8.0;8.0;8.0                          81.82042                     -8.95                        -6.19
-----------------------------------------------------------------------------------------------------------------
                                       WAL                              3.69                         4.14
-----------------------------------------------------------------------------------------------------------------
                                       FirstPrinPay                  08/15/2003                   11/15/2003
-----------------------------------------------------------------------------------------------------------------
                                       Maturity                      11/15/2029                   11/15/2029
-----------------------------------------------------------------------------------------------------------------
                                       CollLossPercent                  6.36                         6.93
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                  Delta_CB(30%Del,40%Loss,12Lag)

Bond Class: B

--------------------------------------------------------------------------------------------------------------------
 Settle Date    Call %      Run To     Description      First Accrual    Next Pay      Actual Delay    Issue Balance
                                                            Date           Date
--------------------------------------------------------------------------------------------------------------------
 11/30/1999      10.0      Maturity       SUB            11/01/1999      12/15/1999         14         29,750,000.00
--------------------------------------------------------------------------------------------------------------------

   Balance       Principal   Coupon    Interest   Index Type     Margin                                   Loss
                    Type                 Type                              Accrued Interest       Dlqcy   Sev.   Lag
-------------------------------------------------------------------------------------------       ------------------
29,750,000.00      Normal    7.6000     Fixed        None        0.0000      182,136.11            30%    40%    12
-------------------------------------------------------------------------------------------       ------------------

------------------------------------------------------------------------------------------------------------------------------------
             CDR                                         PP=50.0;10.0;50.0           PP=75.0;15.0;75.0           PP=100.0;20.0;100.0
------------------------------------------------------------------------------------------------------------------------------------
        DD=0.0;0.0;0.0             81.82042                   10.22                       10.78                        11.42
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                           14.04                       10.00                         7.61
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                05/15/2011                  10/15/2007                   12/15/2005
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                    06/15/2022                  09/15/2016                   12/15/2012
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                0.00                        0.00                         0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=2.0;2.0;2.0             81.82042                   10.40                       10.97                        11.61
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                           12.41                        9.13                         7.09
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                12/15/2009                  02/15/2007                   07/15/2005
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                    03/15/2020                  04/15/2015                   02/15/2012
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent                5.66                        4.24                         3.34
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=4.0;4.0;4.0             81.82042                   10.59                       11.17                        11.80
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                           11.09                        8.38                         6.65
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                10/15/2008                  07/15/2006                   01/15/2005
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                    05/15/2018                  02/15/2014                   05/15/2011
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent               10.14                        7.79                         6.26
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=6.0;6.0;6.0             81.82042                   10.78                       11.31                        10.07
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                           10.00                        7.85                         7.83
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                11/15/2007                  03/15/2006                   02/15/2005
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                    08/15/2016                  01/15/2013                   11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent               13.74                       10.80                         8.82
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=8.0;8.0;8.0             81.82042                    1.48                       -0.46                        -2.25
------------------------------------------------------------------------------------------------------------------------------------
                                WAL                            8.77                        7.18                         6.04
------------------------------------------------------------------------------------------------------------------------------------
                                FirstPrinPay                05/15/2009                  10/15/2007                   06/15/2006
------------------------------------------------------------------------------------------------------------------------------------
                                Maturity                    11/15/2029                  11/15/2029                   11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                                CollLossPercent               16.68                       13.37                        11.08
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             CDR                                       PP=115.0;30.0;115.0         PP=160.0;32.0;160.0        PP=175.0;35.0;175.0
------------------------------------------------------------------------------------------------------------------------------------
        DD=0.0;0.0;0.0           81.82042                    12.01                       13.16                       13.64
------------------------------------------------------------------------------------------------------------------------------------
                              WAL                             6.24                        4.63                        4.19
------------------------------------------------------------------------------------------------------------------------------------
                              FirstPrinPay                 09/15/2004                  06/15/2003                  02/15/2003
------------------------------------------------------------------------------------------------------------------------------------
                              Maturity                     10/15/2010                  01/15/2008                  04/15/2007
------------------------------------------------------------------------------------------------------------------------------------
                              CollLossPercent                 0.00                        0.00                        0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=2.0;2.0;2.0           81.82042                    12.19                       13.36                       13.80
------------------------------------------------------------------------------------------------------------------------------------
                              WAL                             5.91                        4.44                        4.06
------------------------------------------------------------------------------------------------------------------------------------
                              FirstPrinPay                 06/15/2004                  05/15/2003                  01/15/2003
------------------------------------------------------------------------------------------------------------------------------------
                              Maturity                     02/15/2010                  08/15/2007                  01/15/2007
------------------------------------------------------------------------------------------------------------------------------------
                              CollLossPercent                 2.80                        2.16                        1.98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=4.0;4.0;4.0           81.82042                    12.39                       13.48                       13.82
------------------------------------------------------------------------------------------------------------------------------------
                              WAL                             5.60                        4.32                        4.03
------------------------------------------------------------------------------------------------------------------------------------
                              FirstPrinPay                 03/15/2004                  05/15/2003                  02/15/2003
------------------------------------------------------------------------------------------------------------------------------------
                              Maturity                     08/15/2009                  04/15/2007                  10/15/2006
------------------------------------------------------------------------------------------------------------------------------------
                              CollLossPercent                 5.31                        4.16                        3.82
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=6.0;6.0;6.0           81.82042                     7.72                        5.58                        4.48
------------------------------------------------------------------------------------------------------------------------------------
                              WAL                             6.57                        5.11                        4.70
------------------------------------------------------------------------------------------------------------------------------------
                              FirstPrinPay                 06/15/2004                  06/15/2003                  03/15/2003
------------------------------------------------------------------------------------------------------------------------------------
                              Maturity                     11/15/2029                  11/15/2029                  11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                              CollLossPercent                 7.56                        6.01                        5.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        DD=8.0;8.0;8.0           81.82042                    -4.62                       -6.29                       -7.34
------------------------------------------------------------------------------------------------------------------------------------
                              WAL                             5.24                        4.37                        4.08
------------------------------------------------------------------------------------------------------------------------------------
                              FirstPrinPay                 11/15/2005                  05/15/2004                  02/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                              Maturity                     11/15/2029                  11/15/2029                  11/15/2029
------------------------------------------------------------------------------------------------------------------------------------
                              CollLossPercent                 9.59                        7.72                        7.16
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
             CDR                                             PP=200.0;40.0;200.0        CBass Fix&2/28 wPP
-----------------------------------------------------------------------------------------------------------
        DD=0.0;0.0;0.0                  81.82042                   14.27                      13.97
-----------------------------------------------------------------------------------------------------------
                                     WAL                            3.71                       3.95
-----------------------------------------------------------------------------------------------------------
                                     FirstPrinPay                12/15/2002                 12/15/2002
-----------------------------------------------------------------------------------------------------------
                                     Maturity                    03/15/2006                 04/15/2007
-----------------------------------------------------------------------------------------------------------
                                     CollLossPercent                0.00                       0.00
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        DD=2.0;2.0;2.0                  81.82042                   14.35                      14.07
-----------------------------------------------------------------------------------------------------------
                                     WAL                            3.65                       3.87
-----------------------------------------------------------------------------------------------------------
                                     FirstPrinPay                12/15/2002                 12/15/2002
-----------------------------------------------------------------------------------------------------------
                                     Maturity                    12/15/2005                 01/15/2007
-----------------------------------------------------------------------------------------------------------
                                     CollLossPercent                1.73                       1.92
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        DD=4.0;4.0;4.0                  81.82042                   13.40                      13.92
-----------------------------------------------------------------------------------------------------------
                                     WAL                            4.36                       4.01
-----------------------------------------------------------------------------------------------------------
                                     FirstPrinPay                12/15/2002                 12/15/2002
-----------------------------------------------------------------------------------------------------------
                                     Maturity                    08/15/2012                 11/15/2009
-----------------------------------------------------------------------------------------------------------
                                     CollLossPercent                3.36                       3.70
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        DD=6.0;6.0;6.0                  81.82042                    2.63                       4.29
-----------------------------------------------------------------------------------------------------------
                                     WAL                            4.15                       4.71
-----------------------------------------------------------------------------------------------------------
                                     FirstPrinPay                12/15/2002                 12/15/2002
-----------------------------------------------------------------------------------------------------------
                                     Maturity                    11/15/2029                 05/15/2027
-----------------------------------------------------------------------------------------------------------
                                     CollLossPercent                4.90                       5.37
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        DD=8.0;8.0;8.0                  81.82042                   -9.10                      -6.33
-----------------------------------------------------------------------------------------------------------
                                     WAL                            3.69                       4.13
-----------------------------------------------------------------------------------------------------------
                                     FirstPrinPay                07/15/2003                 10/15/2003
-----------------------------------------------------------------------------------------------------------
                                     Maturity                    11/15/2029                 11/15/2029
-----------------------------------------------------------------------------------------------------------
                                     CollLossPercent                6.36                       6.93
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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